UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 – July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Annual report

7|31|14

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Summary of dividend reinvestment plan	17

Trustee approval of management contract	19

Financial statements	24

Federal tax information	96

Shareholder meeting results	96

About the Trustees	98

Officers	100

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam Premier Income Trust

A multi-sector approach to fixed income

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 56.7%
Credit 27.7%
Government 11.7%
Equity 0.2%
Cash and net other assets 3.7%

Investment allocations by sector

High-yield corporate bonds 24.0%
Agency CMO 19.9%
Commercial MBS 18.3%
Emerging-market bonds 13.0%
Non-agency residential MBS 10.0%
International Treasury/agency 4.4%
Agency pass-through 2.7%
Bank loans 2.1%
Investment-grade corporate bonds 1.7%
U.S. stocks 0.2%
Cash and net other assets 3.7%
0
5
10
15
20
25

2 Premier Income Trust

Premier Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

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Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the 12 months ended July 31, 2014?

It was a generally favorable environment for taking prepayment and credit risk, but there was occasional volatility. As the period began, investors were trying to determine when the Federal Reserve would begin scaling back its stimulative $85-billion-per-month bond-buying program. The Fed continued this pace of bond buying through December, responding to a relatively weak economic backdrop that included a disappointing September employment report. At its December policy meeting, the central bank announced that it would begin reducing its asset purchases by $10 billion per month in January, citing improving labor market conditions as its rationale. Amid continued economic uncertainty, investors reacted with caution, pushing bond prices down and yields higher. The yield on the benchmark 10-year U.S. Treasury finished 2013 at 3.04%, which would prove to be the high-water mark for the period as a whole.

The U.S. economy shrank early in the new year — its first quarterly contraction since 2011 — partly due to severe weather in some of the nation’s most densely populated regions that suppressed spending by consumers and businesses. A short-lived upheaval in the currencies of several emerging-market [EM] countries also contributed to investors’ risk-averse mood.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/14. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 14.

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By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks, as well as by the performance of credit-sensitive bonds, particularly high yield.

Treasury yields remained low during the balance of the period, partly as a result of global demand for longer-maturity bonds. Concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East related to developments in Iraq, prompted investors to once again seek the perceived safety of Treasuries. Demand also received a boost in June when the European Central Bank [ECB] implemented a negative deposit rate of –0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth.

Using 10-year Treasury yields as an indicator of the movement of interest rates generally, rates began the period at 2.74%, reached a period high of 3.04% in December, and ended the period at 2.58%.

Turning to performance, which holdings and strategies had the biggest influence on the fund’s results?

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality will vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

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mortgage obligations [CMOs], were the biggest contributors to performance. During the period’s first half, higher interest rates limited the opportunities for refinancing the mortgages underlying our CMO holdings, and the resulting slower prepayment speeds helped boost the securities’ values. Although rates fell during the period’s second half, the decline wasn’t severe enough to trigger substantial mortgage refinancing. As a result, prepayment speeds that continued to be slower than expected provided ongoing support for the values of our CMO positions.

Our holdings of subordinated mezzanine commercial mortgage-backed securities [CMBS], which offered relatively high yields at what we believed were acceptable risks, also bolstered the fund’s return. CMBS were aided by investor demand for higher-yielding securities, supportive commercial real estate fundamentals, and the prospect of increased global liquidity in light of the ECB’s June policy announcement.

Investments in high-yield bonds provided a further boost to the fund’s return for the

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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period as a whole, although outflows from the asset class hindered performance in July. The asset class benefited from consistent investor demand during most of the period, solid corporate fundamentals, a low level of defaults, an improving U.S. economy, and a rallying stock market.

Overseas, our EM debt allocation — primarily U.S.-dollar-denominated holdings in Argentina — also worked well despite volatility resulting from court rulings pertaining to bonds issued under New York securities law.

On the downside, our interest-rate and yield-curve positioning hampered performance. The fund was defensively positioned for a rising-rate environment and a steepening yield curve. In the United States, the Fund’s duration — a key measure of interest-rate sensitivity — was negative on a net basis, which would have helped the fund’s return had rates generally risen during the period. However, U.S. rates rose in the first half of the period and declined in the second half, while the yield curve moderately flattened. Outside the United States, term-structure positioning in Japan, the United Kingdom, and Australia also dampened the fund’s return. A long-duration position in Greece held against a short position in Germany helped as Greek yields tightened versus German yields. This strategy

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivatives contracts.

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partially offset the negative impact of our non-U.S. duration positioning.

How did the fund’s active currency strategy affect performance?

Overall, it was a modest detractor from performance. Long positions in the Norwegian krone and the Brazilian real, which were weaker than the U.S. dollar during the period, along with short positions in the Swiss franc and the Australian dollar, worked against the fund’s return. A beneficial long position in the euro helped mitigate the overall negative result from our currency strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. Additionally, we employed interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. We also utilized total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

Late in the period, it appeared that the U.S. economy was transitioning to a more normal growth pattern. In our view, U.S. gross domestic product could grow at a 3% to 3.5% rate during the second half of 2014, which we believe would lead to higher interest rates.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Premier Income Trust	9

Against this backdrop, we have limited exposure on the 3- to 7-year portion of the yield curve, since we believe this is the area of the curve that would be most affected by the ongoing reduction in the Fed’s bond-buying program. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we continue to have a generally positive view toward taking credit and prepayment risk. We plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. Concerning prepayment risk, we will continue to seek to capitalize on anticipated slower prepayment speeds through allocations to CMOs. Lastly, as of period-end, yields remained elevated among non-agency RMBS to compensate investors for somewhat greater liquidity risk in the sector. We believe this sector may normalize in the months ahead, and if it does, our non-agency RMBS holdings may benefit.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; and Paul D. Scanlon, CFA.

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HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 7/31/14

				Lipper General
			Barclays	Bond Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.31%	7.02%	6.39%	7.85%

10 years	87.58	93.51	52.59	132.29
Annual average	6.49	6.82	4.32	8.50

5 years	64.28	56.43	17.79	89.41
Annual average	10.44	9.36	3.33	12.73

3 years	19.86	8.43	6.94	29.67
Annual average	6.22	2.74	2.26	8.87

1 year	9.49	10.29	2.01	11.06

Performance assumes reinvestment of distributions and does not account for taxes. Performance includes the deduction of management fees and administrative expenses. Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/14, there were 30, 23, 19, 16, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/14

Distributions

Number	12

Income	$0.312

Capital gains	—

Total	$0.312

Share value	NAV	Market price

7/31/13	$5.96	$5.25

7/31/14	6.20	5.47

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.03%	5.70%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

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Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/14

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.31%	7.08%

10 years	88.33	104.06
Annual average	6.53	7.39

5 years	76.95	71.32
Annual average	12.09	11.37

3 years	19.96	2.65
Annual average	6.25	0.87

1 year	9.88	9.83

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

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distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18	Premier Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

Premier Income Trust	19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. The Trustees also considered that the fund’s shareholders most recently approved the fund’s current fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer

20	Premier Income Trust

group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available

Premier Income Trust	21

to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	3rd

For the one-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 26, 23 and 17 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

22	Premier Income Trust

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Premier Income Trust	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Premier Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust (the fund), including the fund’s portfolio, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 19, 2014

Premier Income Trust	25

The fund’s portfolio 7/31/14

MORTGAGE-BACKED SECURITIES (47.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.992s, 2032	$551,322	$811,525
IFB Ser. 3408, Class EK, 25.181s, 2037	183,405	264,435
IFB Ser. 2979, Class AS, 23.716s, 2034	57,008	72,970
IFB Ser. 3072, Class SM, 23.239s, 2035	333,886	473,110
IFB Ser. 3072, Class SB, 23.093s, 2035	299,067	420,880
IFB Ser. 3998, Class KS, IO, 6.548s, 2027	3,845,431	645,011
IFB Ser. 4105, Class LS, IO, 5.998s, 2041	4,822,065	861,124
IFB Ser. 319, Class S2, IO, 5.848s, 2043	3,303,840	792,195
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	7,451,835	1,684,636
IFB Ser. 317, Class S3, IO, 5.828s, 2043	8,574,102	1,982,163
IFB Ser. 325, Class S1, IO, 5.798s, 2044	6,817,615	1,541,054
IFB Ser. 326, Class S2, IO, 5.798s, 2044	21,779,302	5,168,174
IFB Ser. 308, Class S1, IO, 5.798s, 2043	5,560,203	1,381,321
IFB Ser. 269, Class S1, IO, 5.798s, 2042	5,641,738	1,260,703
IFB Ser. 314, Class AS, IO, 5.738s, 2043	4,159,326	961,055
Ser. 4122, Class TI, IO, 4 1/2s, 2042	6,605,854	1,502,832
Ser. 4000, Class PI, IO, 4 1/2s, 2042	3,896,457	831,894
Ser. 4024, Class PI, IO, 4 1/2s, 2041	6,477,637	1,408,371
Ser. 4193, Class PI, IO, 4s, 2043	8,674,251	1,518,008
Ser. 304, Class C53, IO, 4s, 2032	4,230,473	763,135
Ser. 303, Class C19, IO, 3 1/2s, 2043	8,018,066	1,855,523
Ser. 304, Class C22, IO, 3 1/2s, 2042	4,547,180	1,046,096
Ser. 4122, Class AI, IO, 3 1/2s, 2042	10,061,915	1,567,751
Ser. 4122, Class CI, IO, 3 1/2s, 2042	9,117,200	1,421,275
Ser. 4105, Class HI, IO, 3 1/2s, 2041	4,486,133	671,754
Ser. 304, IO, 3 1/2s, 2027	8,509,829	1,078,110
Ser. 304, Class C37, IO, 3 1/2s, 2027	6,252,594	800,770
Ser. 4165, Class TI, IO, 3s, 2042	19,333,160	2,691,176
Ser. 4183, Class MI, IO, 3s, 2042	8,567,663	1,207,184
Ser. 4210, Class PI, IO, 3s, 2041	6,006,266	668,432
Ser. 304, Class C45, IO, 3s, 2027	7,816,609	913,649
Ser. T-57, Class 1AX, IO, 0.004s, 2043	4,280,712	47,070
FRB Ser. 3326, Class WF, zero %, 2035	3,156	2,620

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.97s, 2036	302,399	566,148
IFB Ser. 07-53, Class SP, 23.632s, 2037	287,209	420,166
IFB Ser. 08-24, Class SP, 22.715s, 2038	295,162	427,989
IFB Ser. 05-75, Class GS, 19.785s, 2035	257,980	341,124
IFB Ser. 05-83, Class QP, 16.991s, 2034	360,642	459,139
IFB Ser. 13-101, Class HS, IO, 6.345s, 2043	3,478,541	926,962
IFB Ser. 13-81, Class US, IO, 6.095s, 2043	4,765,245	844,163
IFB Ser. 13-10, Class KS, IO, 6.045s, 2043	4,439,704	916,222
IFB Ser. 13-19, Class DS, IO, 6.045s, 2041	9,404,223	1,676,964
IFB Ser. 13-41, Class SP, IO, 6.045s, 2040	3,275,543	524,971
Ser. 12-134, Class SA, IO, 5.995s, 2042	6,250,704	1,511,184

26	Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-19, Class SK, IO, 5.995s, 2043	$5,733,987	$1,274,763
IFB Ser. 12-128, Class ST, IO, 5.995s, 2042	4,242,860	996,818
IFB Ser. 13-18, Class SB, IO, 5.995s, 2041	4,204,269	754,666
IFB Ser. 13-124, Class SB, IO, 5.795s, 2043	4,381,892	1,005,097
IFB Ser. 411, Class S1, IO, 5.795s, 2042	5,838,570	1,308,832
IFB Ser. 13-128, Class CS, IO, 5.745s, 2043	8,101,473	1,894,853
IFB Ser. 13-101, Class CS, IO, 5.745s, 2043	4,992,930	1,207,740
IFB Ser. 13-102, Class SH, IO, 5.745s, 2043	6,450,496	1,469,423
Ser. 374, Class 6, IO, 5 1/2s, 2036	660,251	132,862
Ser. 12-132, Class PI, IO, 5s, 2042	8,807,891	1,892,816
Ser. 10-13, Class EI, IO, 5s, 2038	155,214	3,171
Ser. 378, Class 19, IO, 5s, 2035	1,942,683	369,036
Ser. 3941, Class SA, IO, 4 1/2s, 2044 ##	4,865,000	904,586
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	2,377,071	616,921
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	19,029,679	3,798,514
Ser. 409, Class 81, IO, 4 1/2s, 2040	8,903,560	2,052,733
Ser. 409, Class 82, IO, 4 1/2s, 2040	10,905,448	2,568,306
Ser. 366, Class 22, IO, 4 1/2s, 2035	748,613	54,581
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	3,368,516	380,811
Ser. 418, Class C24, IO, 4s, 2043	7,032,438	1,670,204
Ser. 13-41, Class IP, IO, 4s, 2043	6,309,586	1,176,612
Ser. 13-44, Class PI, IO, 4s, 2043	6,080,038	1,025,294
Ser. 13-60, Class IP, IO, 4s, 2042	4,325,298	837,672
Ser. 12-96, Class PI, IO, 4s, 2041	4,032,289	691,497
Ser. 406, Class 2, IO, 4s, 2041	3,727,292	828,577
Ser. 406, Class 1, IO, 4s, 2041	2,585,154	574,163
Ser. 409, Class C16, IO, 4s, 2040	6,559,351	1,517,892
Ser. 418, Class C15, IO, 3 1/2s, 2043	14,650,040	3,292,825
Ser. 12-145, Class TI, IO, 3s, 2042	9,388,613	1,101,284
Ser. 13-35, Class IP, IO, 3s, 2042	7,920,925	946,798
Ser. 13-53, Class JI, IO, 3s, 2041	6,470,994	817,974
Ser. 13-23, Class PI, IO, 3s, 2041	8,170,725	806,369
Ser. 03-W10, Class 1, IO, 1.066s, 2043	668,131	18,321
Ser. 00-T6, IO, 0.74s, 2030	3,232,579	68,692
Ser. 99-51, Class N, PO, zero %, 2029	36,730	33,057

Government National Mortgage Association
IFB Ser. 10-163, Class SI, IO, 6.477s, 2037	6,146,010	783,676
IFB Ser. 11-56, Class MI, IO, 6.294s, 2041	5,783,448	1,234,246
Ser. 13-116, Class SA, IO, 5.998s, 2043	5,080,599	911,307
IFB Ser. 13-129, Class SN, IO, 5.994s, 2043	3,914,214	676,063
IFB Ser. 13-165, Class LS, IO, 5.994s, 2043	3,902,331	730,868
IFB Ser. 10-20, Class SC, IO, 5.994s, 2040	8,635,904	1,535,982
Ser. 13-182, Class LS, IO, 5.984s, 2043	4,149,411	938,590
Ser. 14-58, Class SA, IO, 5.944s, 2044	11,247,587	1,852,590
Ser. 13-149, Class MS, IO, 5.944s, 2039	7,093,011	1,198,081
IFB Ser. 12-77, Class MS, IO, 5.944s, 2042	3,717,737	880,212
IFB Ser. 11-128, Class TS, IO, 5.898s, 2041	3,153,526	597,593

Premier Income Trust	27

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, 5.894s, 2043	$3,009,512	$675,575
IFB Ser. 10-151, Class SA, IO, 5.894s, 2040	2,210,686	389,258
IFB Ser. 11-70, Class SM, IO, 5.738s, 2041	5,451,000	1,108,733
IFB Ser. 11-70, Class SH, IO, 5.738s, 2041	5,599,000	1,168,679
Ser. 14-25, Class MI, IO, 5s, 2043	3,949,002	877,113
Ser. 13-22, Class IE, IO, 5s, 2043	6,409,513	1,333,260
Ser. 13-22, Class OI, IO, 5s, 2043	5,976,296	1,380,695
Ser. 13-3, Class IT, IO, 5s, 2043	5,330,910	1,223,301
Ser. 13-6, Class IC, IO, 5s, 2043	4,981,902	1,048,342
Ser. 12-146, Class IO, IO, 5s, 2042	4,867,384	1,090,148
Ser. 13-6, Class CI, IO, 5s, 2042	3,721,030	743,834
Ser. 13-130, Class IB, IO, 5s, 2040	4,312,202	505,165
Ser. 13-16, Class IB, IO, 5s, 2040	6,574,373	617,060
Ser. 11-41, Class BI, IO, 5s, 2040	3,918,430	462,009
Ser. 10-35, Class UI, IO, 5s, 2040	2,842,332	647,676
Ser. 10-20, Class UI, IO, 5s, 2040	5,104,498	963,627
Ser. 10-9, Class UI, IO, 5s, 2040	34,164,128	7,746,418
Ser. 09-121, Class UI, IO, 5s, 2039	10,899,299	2,559,700
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	9,653,294	2,123,725
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,941,388	416,952
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	2,395,421	261,197
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	679,937	123,816
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	10,166,417	1,909,660
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	22,655,546	4,841,028
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	10,234,257	2,251,214
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	6,069,695	1,343,658
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	2,396,786	398,274
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	7,574,642	1,162,026
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	3,051,867	353,345
Ser. 14-4, Class IC, IO, 4s, 2044	4,397,271	939,037
Ser. 13-165, Class IL, IO, 4s, 2043	3,601,250	609,548
Ser. 12-56, Class IB, IO, 4s, 2042	3,913,056	858,989
Ser. 12-47, Class CI, IO, 4s, 2042	10,119,781	2,204,269
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	17,599,457	2,629,887
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	5,984,198	942,277
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	7,699,301	1,262,300
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	11,406,582	1,721,709
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	15,674,503	2,133,927
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	8,272,913	1,282,136
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	8,417,132	1,904,428
Ser. 06-36, Class OD, PO, zero %, 2036	11,400	9,995

Commercial mortgage-backed securities (18.2%)		152,587,996
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	1,725,000	1,805,466
FRB Ser. 05-5, Class D, 5.214s, 2045	1,456,000	1,479,005

28	Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036	$622,267	$310,138
Ser. 07-5, Class XW, IO, 0.373s, 2051	152,182,707	1,387,754

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR7, Class D, 5.304s, 2041	1,026,000	999,016
Ser. 05-PWR7, Class B, 5.214s, 2041 F	1,641,000	1,652,330

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.433s, 2039	1,554,000	1,560,993
Ser. 06-PW14, Class XW, IO, 0.639s, 2038	40,998,754	660,080

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.559s, 2047	950,000	1,006,573

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.783s, 2049	3,592,000	3,784,930
Ser. 06-C5, Class AJ, 5.482s, 2049	2,069,000	2,087,882
Ser. 13-GC11, Class D, 4.458s, 2046	1,983,000	1,898,636

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045	917,000	918,100

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.117s, 2044	2,160,000	2,138,400
Ser. 07-CD5, Class XS, IO, 0.05s, 2044	57,103,846	253,663

COMM Mortgage Trust
FRB Ser. 07-C9, Class F, 5.796s, 2049	1,138,000	1,129,465
FRB Ser. 04-LB3A, Class E, 5.724s, 2037	654,568	654,568

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.172s, 2046	1,581,000	1,560,033
FRB Ser. 12-CR3, Class E, 4.768s, 2045	1,839,000	1,821,272
FRB Ser. 13-LC6, Class D, 4.289s, 2046	475,000	451,109
FRB Ser. 13-LC13, Class E, 3.719s, 2046	1,331,000	977,299
FRB Ser. 07-C9, Class AJFL, 0.843s, 2049	1,142,000	1,068,455

Credit Suisse Commercial Mortgage Trust Ser. 06-C5, Class AX,
IO, 0.719s, 2039	46,781,277	649,212

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C5,
Class C, 5.1s, 2038	993,000	1,022,041

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	1,150,394	575,197

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.418s, 2044	3,357,000	3,568,739

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.01s, 2020	4,310,108	66,807

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	643,859

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.279s, 2044	1,093,000	1,097,820

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	1,054,000	1,052,946

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	1,127,000	1,118,322
FRB Ser. 05-GG3, Class D, 4.986s, 2042	1,937,000	1,942,910

GS Mortgage Securities Trust Ser. 05-GG4, Class AJ,
4.782s, 2039 F	2,015,000	2,037,117

Premier Income Trust	29

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	$1,268,000	$1,330,512
FRB Ser. 11-GC3, Class D, 5.541s, 2044 F	3,027,000	3,171,629
FRB Ser. 11-GC3, Class E, 5s, 2044	1,347,000	1,278,671
FRB Ser. GC10, Class D, 4.415s, 2046	1,784,000	1,644,313
Ser. 05-GG4, Class XC, IO, 0.704s, 2039 F	111,875,834	492,254

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.155s, 2030 (Cayman Islands)	729,000	499,365

JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C14, Class E, 4.561s, 2046	1,000,000	893,753

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	2,589,000	2,708,612
FRB Ser. 06-LDP7, Class B, 5.866s, 2045	1,231,000	1,062,981
Ser. 06-LDP6, Class AJ, 5.565s, 2043	2,039,000	2,121,987
Ser. 06-LDP8, Class B, 5.52s, 2045	838,000	854,928
FRB Ser. 06-LDP6, Class B, 5.502s, 2043	1,841,000	1,841,000
FRB Ser. 04-CBX, Class B, 5.021s, 2037	573,000	575,712
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	1,965,000	1,924,969

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.176s, 2051	1,675,000	1,717,339
FRB Ser. 07-CB20, Class C, 6.176s, 2051	1,904,000	1,788,084
FRB Ser. 11-C3, Class F, 5.567s, 2046	953,000	953,697
FRB Ser. 12-C8, Class E, 4.667s, 2045	2,961,000	2,937,890
FRB Ser. 12-LC9, Class E, 4.426s, 2047	628,000	609,059
FRB Ser. 13-C13, Class D, 4.056s, 2046	1,625,000	1,502,488
FRB Ser. 13-C13, Class E, 3.986s, 2046	1,489,000	1,197,708
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	1,865,000	1,382,525
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	1,249,000	897,032
Ser. 07-CB20, Class X1, IO, 0.135s, 2051	101,153,562	914,226

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	989,398	1,033,972
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,025,023

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	1,619,000	1,641,990
Ser. 06-C6, Class E, 5.541s, 2039	1,750,000	1,620,850
Ser. 06-C6, Class D, 5.502s, 2039	1,500,000	1,444,800
Ser. 07-C1, Class AJ, 5.484s, 2040	632,000	650,834
FRB Ser. 06-C6, Class C, 5.482s, 2039	2,113,000	2,062,816
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	944,000	974,385
Ser. 04-C8, Class E, 4.986s, 2039	1,467,000	1,478,003

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.371s, 2028	82,893	7

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.284s, 2051	917,000	1,024,014
FRB Ser. 05-CIP1, Class B, 5.236s, 2038	1,046,000	1,004,160
Ser. 04-KEY2, Class D, 5.046s, 2039	2,993,000	2,993,599
Ser. 05-MCP1, Class D, 5.023s, 2043	1,017,000	1,011,203

30	Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.721s, 2037	$87,358	$2,664
Ser. 07-C5, Class X, IO, 5.552s, 2049	2,159,067	117,669

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	1,283,000	1,303,143

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	893,000	869,871

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.082s, 2046	491,000	445,499
FRB Ser. 13-C10, Class E, 4.082s, 2046	1,496,000	1,320,070

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	2,480,000	2,566,242
Ser. 07-HQ11, Class C, 5.558s, 2044	1,369,000	1,379,541
FRB Ser. 06-HQ8, Class D, 5.495s, 2044	1,715,000	1,643,313
Ser. 06-HQ10, Class AJ, 5.389s, 2041	1,290,000	1,319,412
Ser. 04-IQ8, Class C, 5.3s, 2040	3,200,000	3,189,120

Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	2,242,174	2,141,276

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	376,000	282,000

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,068,822	267,205

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	1,439,000	1,424,680
Ser. 13-C6, Class D, 4.353s, 2046	138,000	128,837

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.997s, 2045	2,291,000	2,354,232
FRB Ser. 06-C25, Class AJ, 5.72s, 2043	1,491,000	1,520,969
Ser. 06-C24, Class AJ, 5.658s, 2045	1,973,000	2,027,652
Ser. 03-C9, Class E, 5.289s, 2035	1,415,313	1,424,158
Ser. 07-C34, IO, 0.333s, 2046	27,489,686	332,625

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class H, 5.745s, 2035	1,749,933	1,627,963
FRB Ser. 05-C17, Class E, 5.41s, 2042	897,000	901,037
FRB Ser. 04-C15, Class G, 5.395s, 2041	1,500,000	1,458,750

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.778s, 2045	1,094,000	980,990
FRB Ser. 13-LC12, Class D, 4.303s, 2046	1,373,000	1,263,232

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class E, 5s, 2045	1,243,000	1,199,122
FRB Ser. 11-C4, Class F, 5s, 2044	1,993,000	1,873,779
FRB Ser. 13-C18, Class D, 4.674s, 2046	851,000	806,741
FRB Ser. 13-UBS1, Class D, 4.633s, 2046	3,396,000	3,268,242
FRB Ser. 13-C15, Class D, 4.485s, 2046	1,786,000	1,655,957
FRB Ser. 12-C10, Class D, 4.459s, 2045	1,700,000	1,649,898
Ser. 14-C19, Class D, 4.234s, 2047	1,464,000	1,306,163
Ser. 13-C12, Class E, 3 1/2s, 2048	1,628,000	1,250,657

		140,949,236

Premier Income Trust	31

MORTGAGE-BACKED SECURITIES (47.9%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) (10.0%)
Banc of America Funding Corp. FRB Ser. 06-G, Class 2A5,
0.436s, 2036		$885,417	$815,734

Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 8.22s, 2036		650,000	658,775
FRB Ser. 12-RR10, Class 9A2, 2.692s, 2035		2,320,000	2,169,432
Ser. 13-RR1, Class 1A2, 2.478s, 2035		1,510,000	1,266,135

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 3A3, 11.812s, 2036 F		1,960,360	1,546,518
FRB Ser. 12-RR2, Class 5A12, 6.434s, 2036		1,350,000	1,287,900
FRB Ser. 09-RR11, Class 2A2, 2.43s, 2035		1,970,000	1,832,100
FRB Ser. 14-RR2, Class 3A2, 1.116s, 2046		1,200,000	808,500
FRB Ser. 13-RR11, Class 6A3, 0.325s, 2035		1,200,000	1,036,800

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-12,
Class 12A1, 2.533s, 2036		1,611,914	1,441,729

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.027s, 2034		79,080	12,534

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 12-4, Class 3A2, 2.53s, 2036		1,693,496	1,477,575
FRB Ser. 11-12, Class 2A2, 0.525s, 2035		2,080,000	1,820,000

Countrywide Alternative Loan Trust
Ser. 06-26CB, Class A8, 6 1/4s, 2036		909,024	791,870
Ser. 06-11CB, Class 1A3, 6s, 2036		1,324,322	1,148,849
Ser. 05-46CB, Class A2, 5 1/2s, 2035		1,509,061	1,437,381
FRB Ser. 05-76, Class 2A1, 1.121s, 2036		969,870	872,010
FRB Ser. 05-38, Class A3, 0.505s, 2035		3,025,931	2,644,059
FRB Ser. 05-59, Class 1A1, 0.486s, 2035		910,391	755,624
FRB Ser. 05-51, Class 1A1, 0.474s, 2035		2,161,926	1,880,876
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047		862,262	737,234

Countrywide Asset Backed Certificates FRB Ser. 05-AB1,
Class M1, 0.785s, 2035		1,000,000	847,800

Countrywide Home Loans FRB Ser. 06-OA5, Class 1A1,
0.355s, 2046		954,972	800,267

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-4R,
Class 1A4, 0.554s, 2037		1,200,000	930,000

Credit Suisse First Boston Mortgage Securities Corp. FRB
Ser. 03-AR30, Class CB1, 2.495s, 2034		959,997	875,824

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	746,898	1,304,617
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	2,002,000	2,765,223

Green Tree Home Improvement Loan Trust Ser. 95-F,
Class B2, 7.1s, 2021		$5,294	5,282

Morgan Stanley Resecuritization Trust 144A Ser. 13-R7,
Class 9B, 5 1/2s, 2046		2,000,000	1,987,500

MortgageIT Trust
FRB Ser. 05-3, Class M2, 0.685s, 2035		897,171	783,678
FRB Ser. 05-3, Class A2, 0.505s, 2035		1,055,363	948,349

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.545s, 2035		862,227	796,266

32	Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.971s, 2046 F	$3,717,592	$2,620,902
FRB Ser. 07-QH1, Class A1, 0.315s, 2037	3,084,053	2,660,921

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.191s, 2046	4,846,937	4,459,182
FRB Ser. 06-AR3, Class A1B, 1.121s, 2046	2,281,760	1,860,775
FRB Ser. 05-AR19, Class A1C3, 0.655s, 2045	4,214,187	3,808,782
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	8,486,163	7,489,039
FRB Ser. 05-AR8, Class 2AC2, 0.615s, 2045	2,527,580	2,271,031
FRB Ser. 05-AR11, Class A1B2, 0.605s, 2045	1,500,990	1,335,881
FRB Ser. 05-AR13, Class A1B2, 0.585s, 2045	1,804,830	1,635,176
FRB Ser. 05-AR17, Class A1B2, 0.565s, 2045	1,613,701	1,420,057
FRB Ser. 05-AR15, Class A1B2, 0.565s, 2045	2,833,882	2,507,702
FRB Ser. 05-AR19, Class A1C4, 0.555s, 2045	1,569,881	1,397,194
FRB Ser. 05-AR11, Class A1B3, 0.555s, 2045	3,543,081	3,153,342
FRB Ser. 05-AR8, Class 2AC3, 0.545s, 2045	879,177	786,863
FRB Ser. 05-AR6, Class 2A1C, 0.495s, 2045	1,138,517	1,018,973

Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2,
0.321s, 2047	1,250,000	950,000

		77,862,261

Total mortgage-backed securities (cost $338,120,396)		$371,399,493

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (32.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038	$756,626	$855,157

U.S. Government Agency Mortgage Obligations (32.5%)		855,157
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044 F	10,136,934	10,974,358
4 1/2s, December 1, 2039	2,222,916	2,424,454
4s, November 1, 2041	788,872	832,507

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016	1,499	1,545
5 1/2s, TBA, September 1, 2044	5,000,000	5,539,649
5 1/2s, TBA, August 1, 2044	5,000,000	5,544,531
4 1/2s, with due dates from April 1, 2040 to February 1, 2044	5,647,445	6,154,174
4 1/2s, TBA, September 1, 2044	35,000,000	37,596,290
4 1/2s, TBA, August 1, 2044	35,000,000	37,682,421
4s, TBA, September 1, 2044	59,000,000	61,853,205
4s, TBA, August 1, 2044	59,000,000	62,028,358
3 1/2s, TBA, September 1, 2044	2,000,000	2,031,406
3 1/2s, TBA, August 1, 2044	2,000,000	2,037,188
3s, TBA, September 1, 2044	9,000,000	8,792,578
3s, TBA, August 1, 2044	9,000,000	8,815,781

		252,308,445

Total U.S. government and agency mortgage obligations (cost $253,209,375)		$253,163,602

Premier Income Trust	33

CORPORATE BONDS AND NOTES (30.6%)*		Principal amount	Value

Basic materials (2.2%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021		$85,000	$90,914

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)		681,000	847,845

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)		365,000	380,513

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		486,000	512,730

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		250,000	248,750

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		430,000	465,475

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)		1,120,000	1,120,000

Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s,
2018 (Mexico)		210,000	234,150

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)		420,000	438,375

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024		340,000	333,200

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)		450,000	477,000

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021		35,000	36,225

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)		200,000	205,750

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)		118,000	121,540

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		486,000	521,235

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		601,000	641,568

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		357,000	415,905

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		318,000	330,720

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		480,000	495,360

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)		206,000	226,600

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)		400,000	428,000

Huntsman International, LLC company guaranty sr. unsec. notes
5 1/8s, 2021	EUR	100,000	140,257

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		$661,000	718,838

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		500,000	503,750

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		100,000	107,125

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		615,000	621,150

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 5 7/8s, 2019 (Luxembourg)		230,000	232,300

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		615,000	695,719

34	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Basic materials cont.
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	$526,000	$574,655

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	185,000	193,788

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	278,000	292,595

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	360,000	388,800

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	653,000	697,078

PQ Corp. 144A sr. notes 8 3/4s, 2018	315,000	337,050

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	225,000	239,625

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	460,000	487,025

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	76,000	83,220

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	320,000	315,200

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	200,000	208,500

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	118,000	134,520

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	75,000	79,875

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	95,000	101,175

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	45,000	45,338

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	480,000	526,800

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	335,000	365,988

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	285,000	293,550

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	125,000	124,063

Capital goods (1.7%)		17,079,839
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	1,065,000	1,144,875

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	974,000	1,105,490

Ardagh Finance Holdings SA 144A sr. unsec. notes 8 5/8s, 2019
(Luxembourg) ‡‡	245,000	246,838

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	435,000	469,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	140,000	139,650

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	240,000	234,000

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	56,000	62,440

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	330,000	343,200

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	495,000	519,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	553,000	619,360

Premier Income Trust	35

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Capital goods cont.
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023		$438,000	$413,910

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		26,000	13,520

Gates Global LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		200,000	195,000

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		260,000	264,550

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	211,054

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		$660,000	916,183

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		457,000	490,133

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		320,000	314,000

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		744,000	760,740

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018		535,000	573,788

Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067
(United Kingdom)	EUR	135,000	189,335

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		$330,000	351,038

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		695,000	708,900

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		210,000	226,275

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		185,000	192,863

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		845,000	895,700

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	220,000	308,952

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		$100,000	106,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		662,000	693,445

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		105,000	114,713

TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024		95,000	95,950

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		195,000	204,750

Communication services (4.0%)			13,126,452
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)		450,000	460,125

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		472,000	538,080

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	451,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		45,000	50,063

36	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	$296,000	$307,840

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	1,331,000	1,304,380

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	767,000	740,155

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	139,000	144,908

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	393,000	426,405

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	95,000	99,038

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	617,000	623,170

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	205,000	202,950

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	170,000	182,325

CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	300,000	287,250

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	260,000	280,150

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	887,000	906,958

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	251,000	276,100

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	801,000	813,015

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	384,000	439,680

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	115,000	119,888

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	488,000	538,630

Inmarsat Finance PLC 144A company guaranty sr. unsec. notes
4 7/8s, 2022 (United Kingdom)	325,000	321,750

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	190,000	191,900

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	323,000	344,803

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	278,000	289,120

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	1,317,000	1,346,633

Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	305,000	299,281

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	332,000	361,050

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	85,000	90,525

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	44,000	46,805

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	150,000	155,250

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	131,000	137,275

Nil International Telecom SCA 144A company guaranty sr.
unsec. notes 7 7/8s, 2019 (Luxembourg)	235,000	193,875

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)	250,000	251,250

Premier Income Trust	37

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Communication services cont.
Numericable Group SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	110,000	$153,950

Numericable Group SA 144A sr. notes 6s, 2022 (France)		$1,075,000	1,080,375

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		371,000	394,651

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	706,324

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$413,000	417,130

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	444,163

SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022		326,000	311,330

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		125,000	129,688

Sprint Capital Corp. company guaranty 6 7/8s, 2028		350,000	341,250

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		695,000	793,169

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		238,000	252,280

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		959,000	1,124,428

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		510,000	545,700

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		465,000	495,225

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	185,924

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	140,429

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		$855,000	897,750

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		175,000	182,438

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		480,000	501,600

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		455,000	468,081

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	680,000	1,017,043

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	200,000	291,337

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr.
notes 7 1/2s, 2019 (Germany)	EUR	305,000	433,405

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	535,000	759,375

Unitymedia KabelBW GmbH company guaranty sr. notes
Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	678,000	968,186

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	677,000	989,168

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$375,000	378,750

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	79,000	140,683

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	535,000	930,112

38	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Communication services cont.
WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$835,000	$925,806

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)		225,000	234,563

Wind Acquisition Finance SA 144A sr. bonds 4s,
2020 (Luxembourg)	EUR	290,000	388,810

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		$254,000	274,003

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023		205,000	202,438

Consumer cyclicals (4.8%)			30,721,191
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		395,000	391,050

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		196,000	219,030

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022		255,000	258,825

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		600,000	687,768

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		383,000	419,864

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		430,000	430,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		132,000	120,120

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		535,000	561,081

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		225,000	230,625

Building Materials Corp. of America 144A company guaranty sr.
notes 7 1/2s, 2020		235,000	246,750

Building Materials Corp. of America 144A company guaranty sr.
notes 7s, 2020		140,000	146,825

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021		360,000	383,850

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020		137,000	113,368

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024		459,000	458,426

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		235,000	237,350

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		100,000	100,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		886,000	1,010,040

Ceridian, LLC 144A sr. notes 8 7/8s, 2019		49,000	54,145

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		505,000	555,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		165,000	166,238

Premier Income Trust	39

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		$140,000	$136,850

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		83,000	89,848

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021		313,000	323,564

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2019		603,000	618,829

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		298,000	312,900

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022		783,000	822,150

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		407,000	417,175

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		189,000	197,033

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		465,000	497,550

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		414,000	432,630

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		115,000	115,000

Gannett Co., Inc. company guaranty sr. unsec. bonds
5 1/8s, 2020		240,000	242,400

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		9,000	9,203

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		340,000	343,400

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		400,000	406,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		145,000	147,175

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		616,000	644,490

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	600,000	584,680

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr.
unsec. notes 7s, 2020		$282,000	253,095

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		195,000	238,033

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		69,000	77,570

Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	6,600,000	429,165

GTECH SpA jr. sub. FRN notes Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	515,000	739,656

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$352,000	370,480

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		175,000	177,406

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		245,000	251,125

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		295,000	312,700

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		821,000	862,050

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		175,000	176,750

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		665,000	661,675

40	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	$695,000	$774,925

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	190,000	199,500

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	130,000	137,475

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	187,000	189,338

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	530,000	508,800

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	200,000	200,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	256,000	269,120

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021	319,000	341,330

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	640,000	649,600

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	410,000	443,825

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	378,000	382,725

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	255,000	293,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	225,000	243,281

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	1,206,979	1,333,712

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	301,000	321,318

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	220,000	232,100

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	260,000	264,550

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	200,000	212,000

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	598,000	608,465

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	666,000	705,960

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	338,000	366,730

Owens Corning company guaranty sr. unsec. notes 9s, 2019	211,000	264,200

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	440,000	410,300

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	365,000	376,863

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	235,000	249,100

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	165,000	166,650

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	265,000	298,125

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	388,000	389,940

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	80,000	81,600

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	90,000	96,525

Premier Income Trust	41

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		$555,000	$595,238

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		28,000	30,380

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		445,000	481,713

Schaeffler Finance BV 144A company guaranty sr. notes 4 1/4s,
2021 (Netherlands)		220,000	218,350

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		255,000	258,825

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		227,000	238,350

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		57,000	57,071

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		64,000	66,080

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024		100,000	98,625

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024		333,000	334,665

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		505,000	516,363

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		50,000	52,250

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		696,000	692,520

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		25,000	26,500

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		30,000	31,575

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		255,000	268,388

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		320,000	331,200

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		85,000	82,663

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024		165,000	162,525

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		747,000	735,795

Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	449,000	818,690

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$569,000	574,690

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		363,272	366,541

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		800,000	903,000

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		115,000	117,300

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		204,000	220,320

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		455,000	477,750

			37,450,111

42	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Consumer staples (1.5%)
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		$828,000	$879,750

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		400,000	400,000

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		235,000	229,125

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		195,000	196,463

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		115,000	113,563

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		585,000	570,375

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		200,000	219,750

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		115,000	110,688

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		285,000	280,725

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		925,000	955,063

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	454,000	827,332

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$310,000	303,025

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		155,000	161,200

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		263,000	272,205

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		170,000	173,825

HJ Heinz Co. company guaranty notes 4 1/4s, 2020		804,000	798,975

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		150,000	162,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		810,000	866,700

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		135,000	141,075

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		225,000	244,125

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		320,000	320,000

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021		540,000	548,100

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		535,000	599,200

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	135,469

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		340,000	367,200

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021		100,000	105,000

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018		305,000	312,625

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		481,000	530,303

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024		223,000	228,018

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		330,000	341,344

			11,393,223

Premier Income Trust	43

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Energy (6.4%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		$309,000	$325,223

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		340,000	363,375

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		574,000	591,220

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		355,000	232,525

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 1/8s, 2022		300,000	299,250

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021		324,000	328,050

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		484,000	515,460

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022		205,000	205,513

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)		260,000	256,100

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)		260,000	258,050

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		694,000	725,230

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		325,000	357,500

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		5,000	5,350

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	145,000	211,845

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$115,000	122,763

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022		216,000	215,460

Cimarex Energy Co. company guaranty sr. unsec. notes
4 3/8s, 2024		250,000	255,313

Compressco Partners LP/Compressco Finance, Inc. 144A
company guaranty sr. unsec. notes 7 1/4s, 2022		100,000	98,750

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		515,000	548,475

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		448,000	463,680

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		204,000	212,160

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	368,414

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$101,000	79,790

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		277,000	295,005

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
5 7/8s, 2022		205,000	207,306

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		74,000	77,330

44	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	$405,000	$397,913

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	302,000	295,205

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022	355,000	353,225

FTS International, Inc. 144A company guaranty sr. notes
6 1/4s, 2022	245,000	249,288

Gazprom OAO Via Gaz Capital SA sr. unsec. notes Ser. REGS,
EMTN, 7.288s, 2037 (Russia)	780,000	820,950

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)	575,000	603,750

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	1,855,000	2,162,095

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	316,000	351,661

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	259,000	271,303

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	719,000	780,115

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	390,000	417,300

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,002,000	1,039,575

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	340,000	362,950

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	100,000	99,500

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	160,000	158,000

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	275,000	280,500

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	125,000	136,888

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	493,000	520,115

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	728,000	753,480

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	407,000	415,903

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	605,000	614,075

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	184,000	10

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)	1,080,000	1,139,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	528,000	542,520

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	242,000	248,655

Premier Income Trust	45

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Energy cont.
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	$520,000	$416,000

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	845,000	822,168

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	180,000	196,200

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	250,000	270,625

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	270,000	292,275

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	460,000	473,800

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	211,000	208,363

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	200,000	190,000

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	595,000	566,738

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	543,000	581,010

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	270,000	271,350

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	400,000	384,000

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	960,000	1,109,635

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	140,000	145,782

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	960,000	988,858

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	3,705,000	3,112,200

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	2,067,000	1,238,133

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	30,000	26,407

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	280,000	278,597

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	1,315,000	1,236,088

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	6,158,000	5,734,638

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)	320,000	320,800

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	2,120,000	1,310,160

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6 5/8s, 2035 (Mexico)	340,000	402,322

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,440,000	1,754,640

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 5/8s, 2021	211,000	234,738

46	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Energy cont.
Plains Exploration & Production Co. company guaranty sr.
unsec. unsub. notes 6 7/8s, 2023		$181,000	$209,508

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		350,000	371,000

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022		175,000	179,375

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2022		135,000	135,338

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2024		300,000	306,000

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021		255,000	256,913

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022		220,000	231,550

Sabine Pass Liquefaction, LLC 144A sr. notes 5 3/4s, 2024		210,000	213,150

Sabine Pass Liquefaction, LLC 144A sr. notes 5 5/8s, 2023		210,000	213,150

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		175,000	182,438

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020		950,000	961,875

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		365,000	395,113

Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022		45,000	45,225

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		385,000	408,100

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		144,000	150,120

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		245,000	262,763

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	125,000	116,670

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$125,000	128,750

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		105,000	106,050

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022		70,000	69,913

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		385,000	404,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		450,000	491,625

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		750,000	787,500

Financials (4.5%)			49,825,416
Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		162,000	202,095

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		1,320,000	1,521,300

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058		163,000	225,144

Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual
maturity (Ireland)	EUR	900,000	1,303,063

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		$375,000	382,500

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		1,080,000	1,103,436

Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s,
2018 (Costa Rica)		250,000	254,375

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		135,000	141,581

Premier Income Trust	47

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		$191,000	$190,045

CIT Group, Inc. sr. unsec. notes 5s, 2023		255,000	260,419

CIT Group, Inc. sr. unsec. notes 5s, 2022		315,000	325,238

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		310,000	328,600

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		155,000	154,225

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	518,175

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		380,000	405,650

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		262,000	206,980

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		190,000	195,700

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		373,000	371,135

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	598,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	693,353

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		706,000	750,125

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
bonds 6.15s, 2066		244,000	222,040

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		475,000	486,875

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	486,000	683,161

Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡		$75,000	74,063

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		823,000	857,978

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		440,000	448,525

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		20,000	21,350

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		265,000	286,200

iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		25,000	24,625

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		670,000	757,714

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	175,000	492,959

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)		$320,000	352,800

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		177,000	190,275

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		505,000	537,825

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		185,000	188,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	484,030

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		35,000	37,450

NRG Yield Operating LLC 144A company guaranty sr. unsec.
notes 5 3/8s, 2024		200,000	200,000

48	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Financials cont.
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2019		$298,000	$304,705

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		535,000	588,500

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		120,000	120,600

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		520,000	516,100

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)		600,000	637,500

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.092s, perpetual maturity (United Kingdom)	EUR	700,000	988,420

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)		$235,000	234,964

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. notes 7 3/4s, 2018 (Russia)		550,000	565,785

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		500,000	493,750

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)		405,000	423,731

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		1,385,000	1,405,775

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	370,116

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		55,000	58,369

UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s,
perpetual maturity (Jersey)	EUR	182,000	246,846

UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	400,000	608,625

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$425,000	395,250

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		607,000	602,448

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)		400,000	363,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		468,000	443,430

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		1,650,000	1,555,455

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		1,065,000	1,091,625

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		3,196,000	3,128,085

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		2,406,000	2,466,150

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		800,000	754,600

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		315,000	321,300

Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes
5 7/8s, 2024		100,000	101,500

			35,265,088

Premier Income Trust	49

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Health care (2.5%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021		$455,000	$477,750

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 5 1/8s, 2022		195,000	195,488

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		325,000	341,250

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	502,295

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	330,000	474,993

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$110,000	110,825

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		406,000	404,985

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		200,000	202,000

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		145,000	148,625

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		182,000	195,231

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		70,000	70,525

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		85,000	86,913

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		515,000	527,231

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	160,000	225,391

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$563,000	537,665

Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	754,000	1,330,478

DaVita HealthCare Partners, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2024		$400,000	394,000

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		175,000	174,125

Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty
sr. unsec. unsub. notes 5 3/8s, 2023		295,000	284,675

Envision Healthcare Corp. 144A company guaranty sr. unsec.
notes 5 1/8s, 2022		160,000	158,000

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		370,000	394,050

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	132,188

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		233,000	231,253

HCA, Inc. sr. notes 6 1/2s, 2020		1,898,000	2,061,703

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		128,000	144,960

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		740,000	804,750

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		386,000	408,195

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		202,000	211,090

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		505,000	513,838

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		335,000	361,800

50	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.	Principal amount	Value

Health care cont.
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	$562,000	$578,860

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	911,000	1,008,933

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	277,000	297,775

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R	310,000	318,680

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	540,000	576,450

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	135,000	141,075

Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	375,000	379,688

Service Corp. International 144A sr. unsec. unsub. notes
5 3/8s, 2024	540,000	552,150

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	370,000	391,275

Teleflex, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2024	115,000	116,725

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	115,000	111,838

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	307,000	295,488

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	833,000	901,723

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	393,000	410,685

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	80,000	79,400

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	70,000	73,150

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	170,000	175,525

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	70,000	72,275

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	70,000	72,100

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	318,000	332,310

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	435,000	443,700

Technology (1.1%)		19,436,077
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	180,000	189,900

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	260,000	265,200

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	252,000	220,500

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,085,000	1,060,588

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	103,000	109,695

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	221,000	263,266

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	146,000	165,345

Premier Income Trust	51

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021		$377,000	$440,148

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		1,112,000	1,189,840

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		221,000	232,050

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		250,000	257,500

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		125,000	136,563

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R		430,000	448,275

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022		404,000	424,200

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		670,000	671,675

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019		265,000	271,625

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		234,000	247,455

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		286,000	300,300

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	380,000	566,083

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	515,000	731,608

Transportation (0.3%)			8,191,816
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	626,000	721,606

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		$372,000	389,670

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)		634,500	680,628

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		345,000	350,175

Utilities and power (1.6%)			2,142,079
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,308,150

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		310,000	353,400

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		160,000	150,800

Calpine Corp. sr. unsec. notes 5 3/4s, 2025		790,000	772,225

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		110,000	116,050

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		85,000	88,613

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037		615,000	731,053

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019		940,000	1,175

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		577,000	749,668

El Paso, LLC company guaranty sr. notes 7s, 2017		160,000	176,400

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022		205,000	246,000

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		346,000	386,655

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020		644,000	713,230

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		208,000	217,880

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022		120,000	130,800

52	Premier Income Trust

CORPORATE BONDS AND NOTES (30.6%)* cont.		Principal amount	Value

Utilities and power cont.
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		$150,000	$148,862

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		441,000	460,845

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	109,725

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		100,000	101,375

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		1,525,000	1,800,171

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		1,375,000	1,491,875

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		396,000	413,820

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		280,000	282,800

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022		195,000	192,563

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		230,000	219,075

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022		457,000	457,000

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †		205,000	175,275

Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual
maturity (Sweden)	EUR	364,000	502,509

			12,497,994

Total corporate bonds and notes (cost $229,799,279)			$237,129,286

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.6%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033
(Argentina) (In default) †		$1,500,181	$1,327,660

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		2,540,000	2,317,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		9,081,000	8,763,165

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		6,348,428	5,650,101

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		7,048,045	6,237,520

Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s,
2024 (Bahamas)		200,000	212,500

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	BRL	3,500	1,505,626

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$525,000	496,125

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		100,000	93,500

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	347,500,000	644,943

Costa Rica (Republic of) 144A unsec. notes 7s, 2044
(Costa Rica)		$250,000	262,500

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		375,000	400,313

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		265,000	284,544

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		620,000	678,900

Premier Income Trust	53

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.6%)* cont.	Principal amount/units		Value

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		$425,000	$405,344

Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		1,000,000	1,087,700

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		468,000	494,620

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		1,677,959	1,624,466

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	4,943,000	6,762,892

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	3,622,000	4,832,530

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	1,040,472	909,162

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	134,941	117,895

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	951,344	838,785

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	866,021	772,266

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	584,559	521,197

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	542,459	489,122

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	1,042,321	947,722

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	400,059	367,061

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	2,313,586	2,154,695

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	461,295	435,439

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	2,024,624	1,931,152

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	760,042	738,926

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	2,431,993	2,448,478

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	5,529,811	5,754,706

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	740,156	800,041

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	2,474,365	2,735,393

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$1,355,000	1,280,394

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		1,555,000	1,795,527

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	22,650,000	627,154

Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$1,275,000	1,134,750

Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		400,000	424,580

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		45,895	52,091

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	200,000

54	Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.6%)* cont.	Principal amount/units	Value

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	$465,000	$456,956

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	4,156,375	4,705,016

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)	400,000	412,180

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)	300,000	306,750

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)	171,218	172,029

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)	440,000	449,953

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)	3,785,000	4,305,226

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)	3,240,000	3,280,500

United Mexican States sr. unsec. notes 5 3/4s, 2110 (Mexico)	1,120,000	1,191,120

Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s,
2028 (Venezuela)	100,000	81,750

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s,
2038 (Venezuela)	650,000	449,150

Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds
9 1/4s, 2027 (Venezuela)	605,000	511,872

Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds
13 5/8s, 2018 (Venezuela)	2,215,000	2,359,152

Total foreign government and agency bonds and notes (cost $83,984,185)		$90,240,889

SENIOR LOANS (2.1%)* [c]	Principal amount	Value

Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$240,000	$239,000

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	245,000	246,429

WR Grace & Co. bank term loan FRN 3s, 2021	249,900	248,859

WR Grace & Co. bank term loan FRN Ser. DD, 1s, 2021 U	89,474	89,101

		823,389
Communication services (0.1%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	329,000	338,973

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	340,657	341,848

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	175,000	174,453

		855,274
Consumer cyclicals (1.0%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	53,094	53,111

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 6.969s, 2018	1,955,958	1,819,041

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 9 3/4s, 2017	165,000	161,759

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	600,000	596,500

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	486,654	486,046

CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	335,000	333,325

Clear Channel Communications, Inc. bank term loan FRN
Ser. D, 6.9s, 2019	973,000	954,554

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	491,325	472,969

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	185,000	185,553

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	116,972	117,996

Premier Income Trust	55

SENIOR LOANS (2.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	$813,486	$809,215

ROC Finance, LLC bank term loan FRN 5s, 2019	298,496	291,407

Travelport, LLC bank term loan FRN 9 1/2s, 2016	599,922	609,971

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	125,128	126,098

Univision Communications, Inc. bank term loan FRN 4s, 2020	388,025	385,212

Visteon Corp. bank term loan FRN Ser. DD, 3 1/2s, 2021	225,000	223,945

		7,626,702
Consumer staples (0.2%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	341,145	338,245

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	341,550	341,367

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	200,000	198,750

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	398,262	398,262

		1,276,624
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	293,131	293,497

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021	323,375	324,004

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	229,992	229,849

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.15s, 2021	528,675	525,949

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	185,000	184,769

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4s, 2019	200,000	199,429

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	285,000	282,506

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	238,821	238,191

		2,278,194
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.727s, 2017	239,298	231,072

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	487,140	483,335

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	422,870	423,088

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	679,863	679,863

		1,817,358
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡	480,000	478,800

		478,800
Utilities and power (0.1%)
Energy Future Intermediate Holding Co., LLC bank term loan
FRN 4 1/4s, 2016	170,000	170,468

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.646s, 2017	1,053,286	800,497

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.646s, 2017	13,961	10,610

		981,575

Total senior loans (cost $16,350,352)		$16,137,916

56	Premier Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Aug-14/$99.55	$38,000,000	$884,640

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Oct-14/102.00	21,000,000	270,900

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Oct-14/101.91	13,000,000	160,550

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Oct-14/99.00	21,000,000	51,240

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Oct-14/98.91	13,000,000	29,900

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.50	45,000,000	512,100

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.31	45,000,000	454,050

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.22	21,000,000	198,870

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/101.31	29,000,000	138,040

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.50	46,000,000	518,420

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.31	46,000,000	458,160

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.50	46,000,000	512,900

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Sep-14/102.31	46,000,000	452,640

Total purchased options outstanding (cost $3,907,188)			$4,642,410

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration date/	Contract
Floating rate index/Maturity date	strike price	amount	Value

Bank of America N.A.
2.8425/3 month USD-LIBOR-BBA/Sep-24	Sep-14/$2.8425	$36,353,200	$471,501

Credit Suisse International
(2.75)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.75	102,204,000	259,598

(2.75)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.75	102,204,000	236,091

(2.745)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.745	51,102,000	186,522

(2.97)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.97	51,102,000	47,525

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55	102,204,000	30,661

2.55375/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55375	51,102,000	28,617

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55	51,102,000	26,573

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55	102,204,000	24,529

Goldman Sachs International
(2.72)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.72	68,750,000	508,750

(2.7175)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.7175	68,750,000	495,688

Total purchased swap options outstanding (cost $3,441,552)			$2,316,055

Premier Income Trust	57

PREFERRED STOCKS (0.2%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	815	$810,925

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	16,265	442,083

M/I Homes, Inc. Ser. A, $2.438 pfd.	8,790	227,661

Total preferred stocks (cost $1,103,872)		$1,480,669

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$230,000	$306,188

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	130,000	240,744

Total convertible bonds and notes (cost $487,041)		$546,932

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	7,100	$421,172

Total convertible preferred stocks (cost $381,995)		$421,172

COMMON STOCKS (—%)*	Shares	Value

Lone Pine Resources Canada, Ltd. (Canada) † F	22,950	$918

Lone Pine Resources, Inc. Class A (Canada) † F	22,950	918

Tribune Co. Class 1C † F	92,963	23,241

Total common stocks (cost $149,872)		$25,077

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value
Charter Communications, Inc. Class A	11/30/14	$46.86	117	$13,607

Total warrants (cost $351)				$13,607

SHORT-TERM INVESTMENTS (5.3%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.05% L	Shares	15,660,350	$15,660,350

U.S. Treasury Bills with an effective yield of 0.05%,
November 13, 2014 ∆ §		$331,000	330,964

U.S. Treasury Bills with an effective yield of 0.05%,
November 20, 2014 # ∆ §		18,415,000	18,413,011

U.S. Treasury Bills with an effective yield of 0.04%,
October 23, 2014 §		400,000	399,979

U.S. Treasury Bills with an effective yield of 0.03%,
August 21, 2014 ∆		192,000	191,997

U.S. Treasury Bills with an effective yield of 0.03%,
October 16, 2014 ∆		35,000	34,999

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 23, 2015 ∆ §		5,554,000	5,547,818

U.S. Treasury Bills with effective yields ranging from 0.04%
to 0.05%, December 11, 2014 ∆ §		594,000	593,902

Total short-term investments (cost $41,172,786)			$41,173,020

TOTAL INVESTMENTS

Total investments (cost $972,108,244)			$1,018,690,128

58	Premier Income Trust

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble

Key to holding’s abbreviations

bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $775,817,395.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

Premier Income Trust	59

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 7).

At the close of the reporting period, the fund maintained liquid assets totaling $353,087,586 to cover certain derivatives contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.7%	Canada	0.8%

Greece	3.3	Brazil	0.6

Argentina	2.4	Mexico	0.6

Russia	2.1	Indonesia	0.5

Venezuela	1.6	Germany	0.5

United Kingdom	1.2	Other	3.8

Luxembourg	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $255,396,076)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	9/17/14	$768,071	$775,786	$(7,715)

	Canadian Dollar	Sell	10/15/14	15,838	16,194	356

	Chilean Peso	Sell	10/15/14	775,314	800,194	24,880

	Euro	Sell	9/17/14	9,617,329	9,772,744	155,415

	Singapore Dollar	Buy	8/20/14	303,167	315,436	(12,269)

Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	1,953,064	1,976,683	(23,619)

	British Pound	Buy	9/17/14	1,931,568	1,977,898	(46,330)

	Canadian Dollar	Sell	10/15/14	1,937,508	1,981,313	43,805

	Chinese Yuan	Buy	8/20/14	1,931,651	1,931,649
	(Offshore)					2

	Euro	Sell	9/17/14	15,688,894	15,856,361	167,467

60	Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $255,396,076) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Japanese Yen	Sell	8/20/14	$1,904,605	$1,879,709	$(24,896)

	Mexican Peso	Sell	10/15/14	70,540	66,381	(4,159)

	New Zealand Dollar	Buy	10/15/14	72,126	74,381	(2,255)

	Norwegian Krone	Buy	9/17/14	3,586,983	3,757,581	(170,598)

	Polish Zloty	Buy	9/17/14	822,407	844,650	(22,243)

	Singapore Dollar	Buy	8/20/14	306,693	318,578	(11,885)

	South African Rand	Sell	10/15/14	50,986	28,984	(22,002)

	South Korean Won	Buy	8/20/14	2,450,671	2,447,337	3,334

	Swedish Krona	Sell	9/17/14	1,909,711	1,967,199	57,488

	Swiss Franc	Sell	9/17/14	1,924,976	1,945,212	20,236

Citibank, N.A.
	Australian Dollar	Sell	10/15/14	3,606	28,092	24,486

	Brazilian Real	Sell	10/2/14	1,432,121	1,449,433	17,312

	Chilean Peso	Buy	10/15/14	1,148,407	1,160,214	(11,807)

	Chilean Peso	Sell	10/15/14	1,129,909	1,165,062	35,153

	Euro	Sell	9/17/14	11,876,086	12,034,983	158,897

	Japanese Yen	Sell	8/20/14	84,283	57,255	(27,028)

	Mexican Peso	Buy	10/15/14	389,659	397,267	(7,608)

	New Zealand Dollar	Buy	10/15/14	134,805	178,378	(43,573)

	Norwegian Krone	Buy	9/17/14	2,462,376	2,576,474	(114,098)

	Swiss Franc	Sell	9/17/14	1,928,058	1,948,344	20,286

	Thai Baht	Buy	8/20/14	1,195,477	1,183,986	11,491

	Thai Baht	Sell	8/20/14	1,195,477	1,178,941	(16,536)

Credit Suisse International
	Australian Dollar	Sell	10/15/14	5,549	28,041	22,492

	British Pound	Buy	9/17/14	1,944,058	1,944,067	(9)

	Canadian Dollar	Sell	10/15/14	2,062,660	2,090,637	27,977

	Euro	Sell	9/17/14	9,775,895	9,895,339	119,444

	Indian Rupee	Buy	8/20/14	40,322	33,414	6,908

	Japanese Yen	Sell	8/20/14	14,089	10,201	(3,888)

	Mexican Peso	Sell	10/15/14	148,343	147,816	(527)

	New Zealand Dollar	Buy	10/15/14	1,793,626	1,906,489	(112,863)

	Norwegian Krone	Buy	9/17/14	1,921,904	2,004,874	(82,970)

	Singapore Dollar	Sell	8/20/14	59,319	45,114	(14,205)

	South Korean Won	Buy	8/20/14	94,549	93,068	1,481

	Swedish Krona	Sell	9/17/14	1,807,254	1,844,584	37,330

	Swiss Franc	Sell	9/17/14	1,927,948	1,948,198	20,250

Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	113,189	102,673	10,516

	Canadian Dollar	Sell	10/15/14	1,815,195	1,856,635	41,440

	Czech Koruna	Buy	9/17/14	1,158,177	1,188,923	(30,746)

	Czech Koruna	Sell	9/17/14	1,158,177	1,183,888	25,711

Premier Income Trust	61

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $255,396,076) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.
	Euro	Sell	9/17/14	$9,432,112	$9,573,152	$141,040

	Japanese Yen	Sell	8/20/14	815,254	816,147	893

	New Zealand Dollar	Buy	10/15/14	1,988,578	2,061,496	(72,918)

	Norwegian Krone	Buy	9/17/14	3,782,024	3,907,905	(125,881)

	Polish Zloty	Buy	9/17/14	1,137,717	1,160,892	(23,175)

	Swedish Krona	Sell	9/17/14	3,843,989	3,936,363	92,374

	Swiss Franc	Sell	9/17/14	1,185,608	1,198,118	12,510

Goldman Sachs International
	Australian Dollar	Sell	10/15/14	8,508	8,664	156

	Canadian Dollar	Sell	10/15/14	1,911,966	1,923,180	11,214

	Euro	Sell	9/17/14	12,730,252	12,911,423	181,171

	Japanese Yen	Sell	8/20/14	1,968,493	1,970,861	2,368

	Norwegian Krone	Buy	9/17/14	3,790,934	3,902,875	(111,941)

	Swedish Krona	Sell	9/17/14	1,912,986	2,040,535	127,549

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/15/14	658,696	653,617	5,079

	British Pound	Buy	9/17/14	1,731,577	1,743,687	(12,110)

	British Pound	Sell	9/17/14	1,731,577	1,717,986	(13,591)

	Euro	Sell	9/17/14	8,271,262	8,359,259	87,997

	Indonesian Rupiah	Buy	8/20/14	2,381,032	2,368,550	12,482

	Indonesian Rupiah	Sell	8/20/14	2,381,032	2,338,899	(42,133)

	Japanese Yen	Sell	8/20/14	82,974	83,074	100

	Swedish Krona	Sell	9/17/14	1,977,049	2,049,138	72,089

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	1,869,004	1,875,780	(6,776)

	Brazilian Real	Buy	10/2/14	1,896,343	1,925,857	(29,514)

	Brazilian Real	Sell	10/2/14	1,895,346	1,938,329	42,983

	British Pound	Buy	9/17/14	1,924,987	1,904,715	20,272

	Canadian Dollar	Sell	10/15/14	3,106,532	3,160,228	53,696

	Euro	Sell	9/17/14	8,599,777	8,725,451	125,674

	Hungarian Forint	Sell	9/17/14	1,414,144	1,463,763	49,619

	Indian Rupee	Buy	8/20/14	36,727	31,551	5,176

	Japanese Yen	Sell	8/20/14	2,582,190	2,593,879	11,689

	Mexican Peso	Sell	10/15/14	735,152	745,119	9,967

	New Taiwan Dollar	Sell	8/20/14	1,987,007	1,986,072	(935)

	New Zealand Dollar	Sell	10/15/14	1,795,651	1,852,757	57,106

	Norwegian Krone	Buy	9/17/14	1,776,704	1,962,398	(185,694)

	Russian Ruble	Sell	9/17/14	609,716	615,507	5,791

	South Korean Won	Sell	8/20/14	2,308,268	2,305,362	(2,906)

	Swedish Krona	Sell	9/17/14	1,818,908	1,914,272	95,364

	Swiss Franc	Sell	9/17/14	3,846,981	3,865,919	18,938

	Thai Baht	Buy	8/20/14	4,397	4,348	49

	Thai Baht	Sell	8/20/14	4,397	4,348	(49)

62	Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $255,396,076) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	$1,892,123	$1,917,687	$(25,564)

	Brazilian Real	Sell	10/2/14	492,228	502,841	10,613

	British Pound	Buy	9/17/14	2,202,950	2,230,981	(28,031)

	Canadian Dollar	Sell	10/15/14	1,953,164	1,985,936	32,772

	Chilean Peso	Sell	10/15/14	10,039	10,339	300

	Euro	Sell	9/17/14	6,583,421	6,708,827	125,406

	Japanese Yen	Sell	8/20/14	2,640,657	2,654,108	13,451

	New Taiwan Dollar	Sell	8/20/14	30,781	31,967	1,186

	New Zealand Dollar	Sell	10/15/14	1,785,022	1,812,346	27,324

	Norwegian Krone	Buy	9/17/14	3,735,170	3,892,819	(157,649)

	Singapore Dollar	Sell	8/20/14	505,812	488,877	(16,935)

	Swedish Krona	Sell	9/17/14	1,895,072	1,932,881	37,809

	Swiss Franc	Sell	9/17/14	1,924,976	1,945,143	20,167

UBS AG
	Canadian Dollar	Sell	10/15/14	2,605,287	2,664,189	58,902

	Euro	Sell	9/17/14	3,367,779	3,425,814	58,035

	Japanese Yen	Sell	8/20/14	1,938,860	1,955,081	16,221

	Singapore Dollar	Sell	8/20/14	292,184	291,558	(626)

WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	1,898,873	1,905,034	(6,161)

	British Pound	Buy	9/17/14	1,949,627	1,963,401	(13,774)

	British Pound	Sell	9/17/14	1,949,627	1,952,812	3,185

	Canadian Dollar	Sell	10/15/14	1,357,345	1,387,773	30,428

	Euro	Sell	9/17/14	10,748,315	10,897,841	149,526

	Japanese Yen	Sell	8/20/14	820,523	819,685	(838)

Total						$1,191,798

FUTURES CONTRACTS OUTSTANDING at 7/31/14

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	5	$561,734	Sep-14	$11,829

Euro-Bobl 5 yr (Short)	78	13,407,722	Sep-14	2,893

Euro-Bund 10 yr (Short)	60	11,889,962	Sep-14	(252,462)

Euro-Buxl 30 yr (Short)	35	6,436,680	Sep-14	(269,123)

U.S. Treasury Bond 30 yr (Short)	618	84,917,063	Sep-14	(864,518)

U.S. Treasury Bond Ultra
30 yr (Short)	91	13,726,781	Sep-14	(418,321)

U.S. Treasury Note 10 yr (Short)	431	53,706,641	Sep-14	221,416

U.S. Treasury Note 5 yr (Long)	249	29,590,149	Sep-14	(193,059)

Total				$(1,761,345)

Premier Income Trust	63

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/14 (premiums $9,052,276)

Counterparty
Fixed obligation % to receive or (pay)/	Expiration date/	Contract
Floating rate index/Maturity date	strike price	amount	Value

Bank of America N.A.
(2.6425)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/$2.6425	$36,353,200	$127,600

(2.7425)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.7425	36,353,200	267,196

(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	60,497,200	447,679

Credit Suisse International
(2.6475)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	25,551,000	57,234

(2.6475)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	25,551,000	57,234

(2.65)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	51,102,000	85,851

(2.65)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	51,102,000	94,028

2.6475/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	25,551,000	216,417

2.65/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	51,102,000	360,269

2.65/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	51,102,000	372,534

Goldman Sachs International
2.9175/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.9175	68,750,000	104,500

2.92/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.92	68,750,000	112,750

2.8175/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.8175	68,750,000	243,375

2.82/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.82	68,750,000	255,063

JPMorgan Chase Bank N.A.
(2.515)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.515	55,061,000	36,891

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	30,248,600	228,377

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	26,070,000	4,536,701

Total			$7,603,699

WRITTEN OPTIONS OUTSTANDING at 7/31/14 (premiums $3,482,305)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-14/$100.55	$38,000,000	$505,780

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-14/101.55	38,000,000	162,260

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Oct-14/101.00	21,000,000	165,060

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Oct-14/100.91	13,000,000	97,110

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Oct-14/100.00	21,000,000	94,290

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Oct-14/99.91	13,000,000	55,250

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	45,000,000	304,200

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	45,000,000	262,800

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	45,000,000	163,800

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	45,000,000	138,150

64	Premier Income Trust

WRITTEN OPTIONS OUTSTANDING at 7/31/14 (premiums $3,482,305) cont.

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/$101.22	$21,000,000	$92,400

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.31	29,000,000	55,100

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.22	21,000,000	36,330

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	46,000,000	304,060

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	46,000,000	261,740

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	46,000,000	161,000

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	46,000,000	135,240

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	46,000,000	297,620

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	46,000,000	255,300

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	46,000,000	154,560

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	46,000,000	128,800

Total			$3,830,850

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/14

Counterparty
Fixed right or obligation % to receive	Expiration		Premium	Unrealized
or (pay)/	date/	Contract	receivable/	appreciation/
Floating rate index/Maturity date	strike price	amount	(payable)	(depreciation)

Citibank, N.A.
(3.60)/3 month USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/$3.60	$10,624,000	$(106,240)	$(106,240)

(3.20)/3 month USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.20	10,624,000	102,256	100,078

JPMorgan Chase Bank N.A.
(2.95)/3 month USD-LIBOR-BBA/
Sep-24 (Purchased)	Sep-14/2.95	51,102,000	(40,882)	16,864

(3.6275)/3 month USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/3.6275	10,624,000	(111,552)	(111,552)

(3.2275)/3 month USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.2275	10,624,000	105,709	82,655

Total			$(50,709)	$(18,195)

Premier Income Trust	65

TBA SALE COMMITMENTS OUTSTANDING at 7/31/14 (proceeds receivable $116,121,289)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
August 1, 2044	$5,000,000	8/12/14	$5,544,531

Federal National Mortgage Association, 4 1/2s,
August 1, 2044	35,000,000	8/12/14	37,682,421

Federal National Mortgage Association, 4s, August 1, 2044	59,000,000	8/12/14	62,028,358

Federal National Mortgage Association, 3 1/2s,
August 1, 2044	2,000,000	8/12/14	2,037,188

Federal National Mortgage Association, 3s, August 1, 2044	9,000,000	8/12/14	8,815,780

Total			$116,108,278

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/14

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
CAD	16,250,000	$—	6/23/24	2.7425%	3 month CAD-	$(221,724)
					BA-CDOR

MYR	22,750,000	—	3/19/19	4.0275%	3 month MYR-	431
					KLIBOR-BNM

Citibank, N.A.
AUD	17,015,000	—	7/30/24	4.55%	6 month AUD-	24,192
					BBR-BBSW

AUD	17,015,000	—	7/31/24	4.5175%	6 month AUD-	44,274
					BBR-BBSW

Deutsche Bank AG
MYR	22,750,000	—	3/19/19	4.035%	3 month MYR-	(1,888)
					KLIBOR-BNM

PLN	23,326,000	—	3/17/24	4.1072%	6 month PLN-	(558,677)
					WIBOR-WIBO

PLN	11,630,000	—	3/18/24	4.12875%	6 month PLN-	(285,325)
					WIBOR-WIBO

PLN	9,735,000	—	3/27/24	4.045%	6 month PLN-	(215,275)
					WIBOR-WIBO

PLN	114,202,000	—	7/14/16	6 month PLN-	2.48%	(37,881)
				WIBOR-WIBO

Goldman Sachs International
CAD	6,316,000	—	5/30/23	2.534%	3 month CAD-	(42,177)
					BA-CDOR

EUR	100,389,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(39,852)
				OIS-COMPOUND

EUR	100,389,000	—	8/30/14	0.309%	3 month EUR-	(318,798)
					EURIBOR-
					REUTERS

EUR	100,389,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(39,515)
				OIS-COMPOUND

EUR	100,389,000	—	8/31/14	0.314%	3 month EUR-	(325,588)
					EURIBOR-
					REUTERS

66	Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	100,389,000	$—	9/3/14	1 year EUR-EONIA-	0.086%	$(72,998)
				OIS-COMPOUND

EUR	100,389,000	—	9/3/14	0.283%	3 month EUR-	(284,056)
					EURIBOR-
					REUTERS

JPMorgan Chase Bank N.A.
CAD	5,464,000	—	2/6/24	3 month CAD-BA-	2.855%	169,942
				CDOR

MXN	61,867,000	—	5/3/24	1 month MXN-TIIE-	6.25%	38,735
				BANXICO

Total		$—				$(2,166,180)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/14

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$339,650,000	$1,652,312	9/17/16	3 month USD-	1.00%	$476,783
				LIBOR-BBA

	145,764,000	2,168,479	9/17/19	3 month USD-	2.25%	126,616
				LIBOR-BBA

	50,920,000	1,919,356	9/17/24	3 month USD-	3.25%	(434,931)
				LIBOR-BBA

	1,666,000	(181,566)	9/17/44	3 month USD-	4.00%	47,944
				LIBOR-BBA

	44,880,000	18,286	6/15/19	3 month USD-	2.64%	(12,950)
				LIBOR-BBA

	380,000	(3,388)	9/17/19	3 month USD-	2.15%	99
				LIBOR-BBA

	168,800,000	(62,095)	12/16/17	3 month USD-	1.835%	436,541
				LIBOR-BBA

	103,036,000	(572)	12/16/17	3 month USD-	1.897%	178,608
				LIBOR-BBA

	51,673,000	(287)	12/16/17	3 month USD-	1.86625%	120,731
				LIBOR-BBA

	25,004,000	31,010	9/17/16	3 month USD-	0.90%	(5,671)
				LIBOR-BBA

	80,392,000	(446)	12/16/17	3 month USD-	1.905%	126,814
				LIBOR-BBA

	19,591,000	(109)	12/16/17	3 month USD-	1.8625%	47,204
				LIBOR-BBA

	136,674,000	(194,398)	12/16/17	3 month USD-	1.882%	83,460
				LIBOR-BBA

EUR	2,730,000	30,296	9/17/16	6 month EUR-	0.75%	879
				EURIBOR-REUTERS

Premier Income Trust	67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	15,275,000	$(817,865)	9/17/19	1.50%	6 month EUR-	$19,031
					EURIBOR-
					REUTERS

EUR	23,883,000	2,451,332	9/17/24	6 month EUR-	2.25%	(159,016)
				EURIBOR-REUTERS

EUR	1,000	123	9/17/44	6 month EUR-	2.75%	(86)
				EURIBOR-REUTERS

EUR	22,220,000	(400)	6/17/24	6 month EUR-	1.609%	756,210
				EURIBOR-REUTERS

EUR	22,220,000	(218)	6/17/24	6 month EUR-	1.622%	793,735
				EURIBOR-REUTERS

EUR	5,521,000	(636,426)	9/17/34	6 month EUR-	2.75%	324,569
				EURIBOR-REUTERS

EUR	83,025,000	(7,711,718)	9/17/21	6 month EUR-	2.00%	65,281
				EURIBOR-REUTERS

GBP	2,000	(4)	9/17/16	6 month GBP-	1.50%	(8)
				LIBOR-BBA

GBP	4,000	32	9/17/19	6 month GBP-	2.25%	35
				LIBOR-BBA

GBP	1,660,000	(32)	7/29/24	6 month GBP-	3.2575%	(10,261)
				LIBOR-BBA

GBP	1,563,000	(30)	7/29/24	6 month GBP-	3.25%	(10,495)
				LIBOR-BBA

GBP	6,210,000	(118)	7/29/24	6 month GBP-	3.256%	(39,046)
				LIBOR-BBA

GBP	2,987,000	(57)	7/29/24	6 month GBP-	3.285%	(12,609)
				LIBOR-BBA

JPY	75,973,000	(25)	3/24/44	6 month JPY-	1.80%	23,901
				LIBOR-BBA

JPY	148,765,000	(50)	3/24/44	6 month JPY-	1.79625%	45,399
				LIBOR-BBA

JPY	4,165,600,000	(163)	3/14/19	6 month JPY-	0.3175%	162,204
				LIBOR-BBA

JPY	911,400,000	(159)	3/14/44	6 month JPY-	1.795%	(280,392)
				LIBOR-BBA

JPY	73,652,000	(13)	3/24/44	6 month JPY-	1.80125%	23,414
				LIBOR-BBA

	$27,530,500	(197,206)	7/2/24	2.6025%	3 month USD-	(53,723)
					LIBOR-BBA

Total		$(1,536,119)				$2,840,270

68	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$6,772,000	$—	6/24/24	(2.865%)	USA Non Revised	$3,427
				Consumer Price
				Index-Urban (CPI-U)

8,803,000	—	6/24/24	(2.865%)	USA Non Revised	4,454
				Consumer Price
				Index-Urban (CPI-U)

Barclays Bank PLC
721,845	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(870)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,249,049	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,293)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,305,491	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(1,573)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,181,547	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(1,793)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

17,586,973	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,201)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,745,639	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,807)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

488,033	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(2,140)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,327,580	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(2,015)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,195,376	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(9,402)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,324,472	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7,067
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,270,268	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,816)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,889,368	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(5,902)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,181,065	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(5,178)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust	69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$159,865	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$795
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

542,095	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(823)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

668,479	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(701)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,982,741	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(6,044)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,377,127	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,955)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,878,306	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(12,619)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

558,848	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(673)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,333,342	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(8,386)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

16,722,204	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(25,377)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,670,760	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(5,571)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

632,635	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(762)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,051,529	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(2,472)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,487,238	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(1,792)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,547,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,815)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,569,824	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,879)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,304,901	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	7,549
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

70	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$652,451	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$3,774
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

652,451	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	3,774
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,309,365	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	7,575
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,400,815	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	19,674
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,309,365	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	7,575
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,360,907	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(557)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,013,752	—	1/12/41	5.00% (1 month	Synthetic TRS Index	9,679
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,212,242	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,826
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,192,167	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(1,809)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,537,336	—	1/12/41	5.00% (1 month	Synthetic TRS Index	7,389
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,714,829	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,658)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,366,523	—	1/12/38	6.50% (1 month	Synthetic TRS Index	11,770
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

339,590	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,689
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,614,266	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	15,124
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

261,589	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(545)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,319,172	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(9,770)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Premier Income Trust	71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$9,720,000	$—	3/20/24	(2.505%)	USA Non Revised	$101,963
					Consumer Price
					Index-Urban (CPI-U)

	8,011,000	—	3/21/24	(2.505%)	USA Non Revised	84,124
					Consumer Price
					Index-Urban (CPI-U)

	7,686,084	17,414	1/12/43	3.50% (1 month	Synthetic TRS Index	4,568
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	2,333,886	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(3,542)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	5,310,322	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(8,059)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	4,916,916	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(7,462)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	9,775,000	—	3/27/24	(2.4825%)	USA Non Revised	121,112
					Consumer Price
					Index-Urban (CPI-U)

EUR	19,330,000	—	2/21/19	(1.235%)	Eurostat Eurozone	(236,319)
					HICP excluding
					tobacco

EUR	10,070,000	—	2/21/24	1.69%	Eurostat Eurozone	191,072
					HICP excluding
					tobacco

Credit Suisse International
	$1,770,107	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(2,686)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,797,245	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,746)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	3,213,938	—	1/12/41	5.00% (1 month	Synthetic TRS Index	15,447
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	3,256,555	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,981)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,574,289	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(6,565)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,432,191	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,496
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

72	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
EUR	5,570,000	$—	3/27/19	(1.1913%)	Eurostat Eurozone	$(51,158)
					HICP excluding
					tobacco

EUR	19,330,000	—	2/20/19	(1.2225%)	Eurostat Eurozone	(219,495)
					HICP excluding
					tobacco

EUR	10,070,000	—	2/20/24	1.68%	Eurostat Eurozone	176,913
					HICP excluding
					tobacco

EUR	5,570,000	—	3/24/19	(1.1925%)	Eurostat Eurozone	(51,643)
					HICP excluding
					tobacco

GBP	4,710,000	—	3/20/19	3.05%	GBP Non-revised UK	43,083
					Retail Price Index

GBP	4,710,000	—	3/25/19	3.0413%	GBP Non-revised UK	39,497
					Retail Price Index

Deutsche Bank AG
	$1,797,245	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,746)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	1,932,933	—	1/12/39	6.00% (1 month	Synthetic TRS Index	10,314
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	744,509	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,703
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	3,099,097	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,208)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,099,097	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,208)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,138,375	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,373)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	427,655	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(891)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	927,956	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,952
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	139,565	—	1/12/39	6.00% (1 month	Synthetic TRS Index	745
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	2,165,445	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(207)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Premier Income Trust	73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$933,617	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$4,982
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,867,141	—	1/12/39	6.00% (1 month	Synthetic TRS Index	9,963
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

53,558	—	1/12/38	6.50% (1 month	Synthetic TRS Index	266
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

802,470	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,673)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,559,560	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,251)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

962,874	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,007)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

73,777	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(154)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

196,798	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(410)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,054,045	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,301)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,104,656	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(6,318)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,709,000	—	7/14/44	(2.83%)	USA Non Revised	(25,952)
				Consumer Price
				Index-Urban (CPI-U)

15,575,000	—	6/19/24	(2.83%)	USA Non Revised	31,134
				Consumer Price
				Index-Urban (CPI-U)

1,856,000	—	7/29/44	(2.7975%)	USA Non Revised	(7,944)
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
9,302,308	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,809)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,397,291	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,208)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$17,414				$145,961

74	Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/14

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$38,247	$671,000	5/11/63	300 bp	$40,249
BBB– Index

CMBX NA	BBB–/P	40,127	650,000	5/11/63	300 bp	42,067
BBB– Index

CMBX NA	BBB–/P	19,586	325,000	5/11/63	300 bp	20,555
BBB– Index

CMBX NA	BBB–/P	9,980	146,000	5/11/63	300 bp	10,415
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	77,713	701,000	5/11/63	300 bp	79,804
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	66,890	1,630,000	5/11/63	300 bp	71,753
BBB– Index

CMBX NA	BBB–/P	73,649	961,000	5/11/63	300 bp	76,516
BBB– Index

CMBX NA	BBB–/P	24,251	797,000	5/11/63	300 bp	26,628
BBB– Index

CMBX NA	BBB–/P	14,042	797,000	5/11/63	300 bp	16,420
BBB– Index

CMBX NA	BBB–/P	51,903	789,000	5/11/63	300 bp	54,257
BBB– Index

CMBX NA	BBB–/P	61,012	788,000	5/11/63	300 bp	63,363
BBB– Index

CMBX NA	BBB–/P	62,716	786,000	5/11/63	300 bp	65,062
BBB– Index

CMBX NA	BBB–/P	85,870	760,000	5/11/63	300 bp	88,138
BBB– Index

CMBX NA	BBB–/P	11,523	750,000	5/11/63	300 bp	13,761
BBB– Index

CMBX NA	BBB–/P	48,442	665,000	5/11/63	300 bp	50,426
BBB– Index

CMBX NA	BBB–/P	7,303	629,000	5/11/63	300 bp	9,179
BBB– Index

CMBX NA	BBB–/P	48,395	608,000	5/11/63	300 bp	50,209
BBB– Index

CMBX NA	BBB–/P	6,563	343,000	5/11/63	300 bp	7,586
BBB– Index

CMBX NA BB Index	—	(4,352)	833,000	5/11/63	(500 bp)	(4,829)

CMBX NA BB Index	—	(10,758)	616,000	5/11/63	(500 bp)	(11,111)

Premier Income Trust	75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BB Index	—	$7,965	$515,000	5/11/63	(500 bp)	$7,670

CMBX NA BB Index	—	13,547	513,000	5/11/63	(500 bp)	13,253

CMBX NA BB Index	—	5,272	510,000	5/11/63	(500 bp)	4,980

CMBX NA BB Index	—	(2,536)	278,000	5/11/63	(500 bp)	(2,695)

CMBX NA BB Index	—	(2,119)	276,000	5/11/63	(500 bp)	(2,277)

CMBX NA BB Index	—	(2,644)	276,000	5/11/63	(500 bp)	(2,802)

CMBX NA BB Index	—	5,159	258,000	5/11/63	(500 bp)	5,012

CMBX NA BB Index	—	(11,870)	612,000	5/11/63	(500 bp)	(12,220)

CMBX NA	BBB–/P	(15,354)	1,246,000	5/11/63	300 bp	(11,637)
BBB– Index

CMBX NA	BBB–/P	(18,666)	1,238,000	5/11/63	300 bp	(14,973)
BBB– Index

CMBX NA	BBB–/P	(23,329)	1,205,000	5/11/63	300 bp	(19,734)
BBB– Index

CMBX NA	BBB–/P	28,168	652,000	5/11/63	300 bp	30,113
BBB– Index

CMBX NA	BBB–/P	14,943	628,000	5/11/63	300 bp	16,817
BBB– Index

CMBX NA	BBB–/P	2,109	609,000	5/11/63	300 bp	3,926
BBB– Index

CMBX NA	BBB–/P	422	608,000	5/11/63	300 bp	2,236
BBB– Index

CMBX NA	BBB–/P	(10,948)	606,000	5/11/63	300 bp	(9,140)
BBB– Index

CMBX NA	BBB–/P	(1,858)	549,000	5/11/63	300 bp	(541)
BBB– Index

CMBX NA	BBB–/P	24,887	520,000	5/11/63	300 bp	26,438
BBB– Index

CMBX NA	BBB–/P	(2,594)	272,000	5/11/63	300 bp	(1,941)
BBB– Index

CMBX NA	—	(39,321)	696,000	1/17/47	(300 bp)	(29,147)
BBB– Index

CMBX NA	—	(32,149)	685,000	1/17/47	(300 bp)	(22,136)
BBB– Index

Deutsche Bank AG
Republic of	Caa1	161,961	1,385,000	3/20/17	500 bp	(536,282)
Argentina, 8.28%,
12/31/33

Goldman Sachs International
CMBX NA BB Index	—	(2,651)	276,000	5/11/63	(500 bp)	(2,809)

CMBX NA BB Index	—	5,834	258,000	5/11/63	(500 bp)	5,686

76	Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/14 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$(10,098)	$606,000	5/11/63	300 bp	$(8,290)
Index

CMBX NA BBB–	BBB–/P	(2,967)	272,000	5/11/63	300 bp	(2,316)
Index

Total		$824,265				$207,639

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$23,241

Energy	—	—	1,836

Total common stocks	—	—	25,077

Convertible bonds and notes	—	546,932	—

Convertible preferred stocks	421,172	—	—

Corporate bonds and notes	—	237,129,276	10

Foreign government and agency bonds and notes	—	90,240,889	—

Mortgage-backed securities	—	371,399,493	—

Preferred stocks	442,083	1,038,586	—

Purchased options outstanding	—	4,642,410	—

Purchased swap options outstanding	—	2,316,055	—

Senior loans	—	16,137,916	—

U.S. government and agency mortgage obligations	—	253,163,602	—

Warrants	—	13,607	—

Short-term investments	15,660,350	25,512,670	—

Totals by level	$16,523,605	$1,002,141,436	$25,087

Premier Income Trust	77

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,191,798	$—

Futures contracts	(1,761,345)	—	—

Written options outstanding	—	(3,830,850)	—

Written swap options outstanding	—	(7,603,699)	—

Forward premium swap option contracts	—	(18,195)	—

TBA sale commitments	—	(116,108,278)	—

Interest rate swap contracts	—	2,210,209	—

Total return swap contracts	—	128,547	—

Credit default contracts	—	(616,626)	—

Totals by level	$(1,761,345)	$(124,647,094)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

78	Premier Income Trust

Statement of assets and liabilities 7/31/14

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $956,447,894)	$1,003,029,778
Affiliated issuers (identified cost $15,660,350) (Notes 1 and 5)	15,660,350

Cash	730,046

Foreign currency (cost $144,820) (Note 1)	141,855

Dividends, interest and other receivables	9,677,929

Receivable for investments sold	8,915,991

Receivable for sales of delayed delivery securities (Note 1)	112,385,648

Receivable for variation margin (Note 1)	2,115,090

Unrealized appreciation on forward premium swap option contracts (Note 1)	199,597

Unrealized appreciation on forward currency contracts (Note 1)	2,882,828

Unrealized appreciation on OTC swap contracts (Note 1)	2,157,568

Premium paid on OTC swap contracts (Note 1)	194,214

Prepaid assets	48,508

Total assets	1,158,139,402

LIABILITIES

Payable for investments purchased	10,765,778

Payable for purchases of delayed delivery securities (Note 1)	229,180,911

Payable for compensation of Manager (Note 2)	1,433,694

Payable for custodian fees (Note 2)	42,400

Payable for investor servicing fees (Note 2)	32,519

Payable for shares of the fund repurchased	948,200

Payable for Trustee compensation and expenses (Note 2)	278,302

Payable for administrative services (Note 2)	2,532

Payable for variation margin (Note 1)	1,495,451

Distributions payable to shareholders	3,266,162

Unrealized depreciation on OTC swap contracts (Note 1)	3,970,148

Premium received on OTC swap contracts (Note 1)	1,035,893

Unrealized depreciation on forward currency contracts (Note 1)	1,691,030

Unrealized depreciation on forward premium swap option contracts (Note 1)	217,792

Written options outstanding, at value (premiums $12,534,581) (Notes 1 and 3)	11,434,549

TBA sale commitments, at value (proceeds receivable $116,121,289) (Note 1)	116,108,278

Other accrued expenses	418,368

Total liabilities	382,322,007

Net assets	$775,817,395

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$976,254,862

Distributions in excess of net investment income (Note 1)	(2,433,898)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(245,913,003)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,909,434

Total — Representing net assets applicable to capital shares outstanding	$775,817,395

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($775,817,395 divided by 125,224,458 shares)	$6.20

The accompanying notes are an integral part of these financial statements.

Premier Income Trust	79

Statement of operations Year ended 7/31/14

INVESTMENT INCOME

Interest (net of foreign tax of $12,635) (including interest income of $12,266 from investments
in affiliated issuers) (Note 5)	$48,908,938

Dividends	152,351

Total investment income	49,061,289

EXPENSES

Compensation of Manager (Note 2)	5,708,403

Investor servicing fees (Note 2)	399,676

Custodian fees (Note 2)	127,536

Trustee compensation and expenses (Note 2)	54,815

Administrative services (Note 2)	20,709

Other	896,137

Total expenses	7,207,276

Expense reduction (Note 2)	(46)

Net expenses	7,207,230

Net investment income	41,854,059

Net realized gain on investments (Notes 1 and 3)	6,910,910

Net realized loss on swap contracts (Note 1)	(17,995,254)

Net realized loss on futures contracts (Note 1)	(5,731,150)

Net realized loss on foreign currency transactions (Note 1)	(5,825,113)

Net realized gain on written options (Notes 1 and 3)	11,376,748

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,629,133

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	31,255,602

Net gain on investments	21,620,876

Net increase in net assets resulting from operations	$63,474,935

The accompanying notes are an integral part of these financial statements.

80	Premier Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$41,854,059	$46,039,850

Net realized gain (loss) on investments
and foreign currency transactions	(11,263,859)	23,965,221

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	32,884,735	2,826,957

Net increase in net assets resulting from operations	63,474,935	72,832,028

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(40,895,646)	(46,497,499)

Increase in capital share transactions from reinvestment
of distributions	—	268,669

Decrease from shares repurchased (Note 4)	(72,195,197)	(19,246,949)

Total increase (decrease) in net assets	(49,615,908)	7,356,249

NET ASSETS

Beginning of year	825,433,303	818,077,054

End of year (including distributions in excess of net
investment income and undistributed net investment
income of $2,433,898 and $5,856,187, respectively)	$775,817,395	$825,433,303

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	138,455,453	142,024,455

Shares issued in connection with reinvestment
of distributions	—	46,339

Shares repurchased (Note 4)	(13,230,995)	(3,615,157)

Retirement of shares held by the fund	—	(184)

Shares outstanding at end of year	125,224,458	138,455,453

The accompanying notes are an integral part of these financial statements.

Premier Income Trust	81

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Year ended

	7/31/14	7/31/13	7/31/12	7/31/11	7/31/10

Net asset value, beginning of period	$5.96	$5.76	$6.17	$6.31	$5.73
Investment operations:

Net investment income [a]	.32	.32	.27	.45	.61

Net realized and unrealized
gain (loss) on investments	.17	.19	(.28)	.09	.81

Total from investment operations	.49	.51	(.01)	.54	1.42
Less distributions:

From net investment income	(.31)	(.33)	(.34)	(.68)	(.84)

From return of capital	—	—	(.06)	—	—

Total distributions	(.31)	(.33)	(.40)	(.68)	(.84)

Increase from shares repurchased	.06	.02	—	—	—

Net asset value, end of period	$6.20	$5.96	$5.76	$6.17	$6.31

Market price, end of period	$5.47	$5.25	$5.63	$6.09	$6.67

Total return at market price (%) [b]	10.29	(1.06)	(0.63)	1.45	42.21

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$775,817	$825,433	$818,077	$874,404	$887,215

Ratio of expenses to average
net assets (%) [c]	.90	.86	.88	.85	.87 [e]

Ratio of net investment income
to average net assets (%)	5.23	5.49	4.80	7.16	9.78

Portfolio turnover (%) [d]	189	215	153	294	85

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended July 31, 2010.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust	82

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Putnam Premier Income Trust (the fund) is a non-diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non –diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

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To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

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unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

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The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection

86	Premier Income Trust

seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements which govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements which govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the fund had a net liability position of $6,657,220 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,435,168 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2014, the fund had a capital loss carryover of $220,565,153 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$27,727,300	$23,919,351	$51,646,651	*

6,338,093	N/A	6,338,093	July 31, 2015

17,302,669	N/A	17,302,669	July 31, 2016

58,742,308	N/A	58,742,308	July 31, 2017

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $15,226,292 recognized during the period between November 1, 2013 and July 31, 2014 to its fiscal year ending July 31, 2015.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from dividends payable, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,248,498

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to decrease undistributed net investment income, $48,116 to decrease paid-in-capital and $9,296,614 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$43,326,791
Unrealized depreciation	(8,783,826)

Net unrealized appreciation	34,542,965
Undistributed ordinary income	1,455,300
Capital loss carryforward	(220,565,153)
Post-October capital loss deferral	(15,226,292)
Cost for federal income tax purposes	$983,878,078

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average net
	net assets,		assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average net
	net assets,		assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average net
	net assets,		assets,

0.550%	of the next $5 billion of average net	0.450%	of the next $5 billion of average net
	assets,		assets,

0.525%	of the next $5 billion of average net	0.440%	of the next $5 billion of average net
	assets,		assets,

0.505%	of the next $5 billion of average net	0.430%	of the next $8.5 billion of average
	assets,		net assets and

0.490%	of the next $5 billion of average net	0.420%	of any excess thereafter.
	assets,

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

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The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $1,412,719,961 and $1,400,111,296, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $6,483,750 and $6,484,844, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$304,213,200	$3,353,951	$—	$—

Options opened	2,259,313,669	15,392,647	2,092,000,000	9,109,024
Options exercised	—	—	—	—
Options expired	(38,026,700)	(413,426)	(102,000,000)	(420,625)
Options closed	(1,703,607,969)	(9,280,896)	(1,227,000,000)	(5,206,094)

Written options outstanding at
the end of the reporting period	$821,892,200	$9,052,276	$763,000,000	$3,482,305

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 13,230,995 common shares for an aggregate purchase price of $72,195,197, which reflects a weighted-average discount from net asset value per share of 10.25%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,848 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $10,109.

90	Premier Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$19,883,474	$343,044,319	$347,267,443	$12,266	$15,660,350

Totals	$19,883,474	$343,044,319	$347,267,443	$12,266	$15,660,350

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $89,474, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

WR Grace & Co.	$89,474

Totals	$89,474

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Premier Income Trust	91

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$181,600,000

Purchased swap option contracts (contract amount)	$554,600,000

Written TBA commitment option contracts (contract amount) (Note 3)	$327,000,000

Written swap option contracts (contract amount) (Note 3)	$487,500,000

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$564,700,000

OTC interest rate swap contracts (notional)	$1,663,900,000

Centrally cleared interest rate swap contracts (notional)	$2,471,300,000

OTC total return swap contracts (notional)	$623,800,000

OTC credit default contracts (notional)	$24,000,000

Warrants (number of warrants)	100

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$84,606	Payables	$701,232

Foreign
exchange contracts	Receivables	2,882,828	Payables	1,691,030

Equity contracts	Investments	13,607	Payables	—

	Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	21,653,051*	depreciation	25,569,919*

Total		$24,634,092		$27,962,181

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

92	Premier Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$627,932	$627,932

Foreign
exchange contracts	—	—	(5,775,135)	—	$(5,775,135)

Interest rate contracts	(3,283,018)	(5,731,150)	—	(18,623,186)	$(27,637,354)

Total	$(3,283,018)	$(5,731,150)	$(5,775,135)	$(17,995,254)	$(32,784,557)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$970,309	$970,309

Foreign exchange
contracts	—	—	—	1,803,971	—	$1,803,971

Equity contracts	4,305	—	—	—	—	$4,305

Interest rate contracts	—	1,180,728	(1,709,963)	—	4,851,888	$4,322,653

Total	$4,305	$1,180,728	$(1,709,963)	$1,803,971	$5,822,197	$7,101,238

Premier Income Trust	93

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$431	$—	$—	$68,466	$—	$—	$—	$—	$208,677	$—	$—	$—	$—	$277,574

Centrally cleared interest rate swap contracts§	—	—	2,027,133	—	—	—	—	—	—	—	—	—	—	2,027,133

OTC Total return swap contracts*#	7,881	295,347	—	312,184	291,436	—	66,059	—	—	—	—	—	—	972,907

OTC Credit default contracts*#	5,346	2,091	—	—	74,710	—	2,459	—	—	—	—	—	—	84,606

Futures contracts§	—	—	—	—	—	—	—	—	—	87,957	—	—	—	87,957

Forward currency contracts#	180,651	292,332	—	267,625	235,882	324,484	322,458	177,747	496,324	—	269,028	133,158	183,139	2,882,828

Forward premium swap option contracts#	—	—	—	100,078	—	—	—	—	99,519	—	—	—	—	199,597

Purchased swap options**#	471,501	—	—	—	840,116	—	1,004,438	—	—	—	—	—	—	2,316,055

Purchased options**#	—	—	—	—	—	—	—	—	4,642,410	—	—	—	—	4,642,410

Total Assets	$665,810	$589,770	$2,027,133	$748,353	$1,442,144	$324,484	$1,395,414	$177,747	$5,446,930	$87,957	$269,028	$133,158	$183,139	$13,491,067

Liabilities:

OTC Interest rate swap contracts*#	221,724	—	—	—	—	1,099,046	1,122,984	—	—	—	—	—	—	2,443,754

Centrally cleared interest rate swap contracts§	—	—	1,491,671	—	—	—	—	—	—	—	—	—	—	1,491,671

OTC Total return swap contracts*#	—	173,044	—	255,382	341,274	3,746	64,897	—	6,017	—	—	—	—	844,360

OTC Credit default contracts*#	—	—	—	—	2,683	698,243	306	—	—	—	—	—	—	701,232

Futures contracts§	—	—	—	—	—	—	—	—	—	3,780	—	—	—	3,780

Forward currency contracts#	19,984	327,987	—	220,650	214,462	252,720	111,941	67,834	225,874	—	228,179	626	20,773	1,691,030

Forward premium swap option contracts#	—	—	—	106,240	—	—	—	—	111,552	—	—	—	—	217,792

Written swap options#	842,475	—	—	—	1,243,567	—	715,688	—	4,801,969	—	—	—	—	7,603,699

Written options#	—	—	—	—	—	—	—	—	3,830,850	—	—	—	—	3,830,850

Total Liabilities	$1,084,183	$501,031	$1,491,671	$582,272	$1,801,986	$2,053,755	$2,015,816	$67,834	$8,976,262	$3,780	$228,179	$626	$20,773	$18,828,168

Total Financial and Derivative Net Assets	$(418,373)	$88,739	$535,462	$166,081	$(359,842)	$(1,729,271)	$(620,402)	$109,913	$(3,529,332)	$84,177	$40,849	$132,532	$162,366	$(5,337,101)

Total collateral received (pledged)†##	$(418,373)	$—	$—	$—	$(229,977)	$(1,314,806)	$(620,402)	$—	$(3,529,332)	$—	$—	$—	$—

Net amount	$—	$88,739	$535,462	$166,081	$(129,865)	$(414,465)	$—	$109,913	$—	$84,177	$40,849	$132,532	$162,366

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94	Premier Income Trust	Premier Income Trust	95

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $33,092,282 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, a proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes
for	against	Abstentions

76,524,018	1,805,685	2,451,391

April 25, 2014 meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes	Votes
for	against	Abstentions

112,010,682	2,376,717	2,686,882

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	112,062,520	5,011,773

Ravi Akhoury	111,990,558	5,083,736

Barbara M. Baumann	112,134,517	4,939,777

Jameson A. Baxter	112,012,398	5,061,896

Charles B. Curtis	112,036,044	5,038,249

Robert J. Darretta	112,250,273	4,824,020

Katinka Domotorffy	112,147,832	4,926,461

John A. Hill	111,995,214	5,079,080

Paul L. Joskow	112,135,903	4,938,390

Kenneth R. Leibler	112,232,866	4,841,428

Robert E. Patterson	112,090,569	4,983,723

George Putnam, III	112,134,483	4,939,810

Robert L. Reynolds	112,214,522	4,859,772

W. Thomas Stephens	112,051,063	5,023,231

96	Premier Income Trust

A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes	Votes
for	against	Abstentions

20,116,167	55,608,482	1,886,146

June 24, 2014 meeting

At the meeting, a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to revise the quorum requirement for shareholder meetings, with respect to which the April 25, 2014 meeting had been adjourned, was not approved as follows:

Votes	Votes
for	against	Abstentions

61,571,389	30,071,693	3,197,396

At the meeting, a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to make other changes, with respect to which the April 25, 2014 meeting had been adjourned, was approved as follows:

Votes	Votes
for	against	Abstentions

77,034,297	14,023,625	3,782,556

A proposal to authorize the Trustees to amend the fund’s Agreement and Declaration of Trust to eliminate certain mandatory shareholder votes on converting the fund to an open-end investment company, with respect to which the April 25, 2014 meeting had been adjourned, was not approved as follows:

Votes	Votes
for	against	Abstentions

57,795,165	34,690,124	2,355,187

All tabulations are rounded to the nearest whole number.

Premier Income Trust	97

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

98	Premier Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Premier Income Trust	99

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

100	Premier Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Independent Registered	Jonathan S. Horwitz
Public Accounting Firm	Executive Vice President,	James P. Pappas
KPMG LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN708
289531 9/14

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$163,756	$ —	$6,590	$ —
July 31, 2013	$153,053	$ —	$6,458	$ —

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,458 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$ —	$ —	$ —

July 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 24, 2014

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994-Present	Co-Head of Fixed Income Previously, Team Leader, Portfolio Construction and Global Strategies and Director of Global Core Fixed Income Team
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager Previously, Director of Sovereign Research and Senior Economist
Kevin Murphy	2007	Putnam Management 1999-Present	Portfolio Manager Previously, Team Leader High Grade Credit
Michael Salm	2011	Putnam Management 1997-Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999-Present	Co-Head of Fixed Income Previously, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$10,267,300,000	17**	$3,489,100,000	17***	$11,106,000,000
Michael Salm	26*	$16,850,200,000	30+	$8,595,900,000	20***	$7,736,500,000
Michael Atkin	7	$7,702,900,000	8	$2,450,000,000	9***	$4,274,100,000
Paul Scanlon	24*	$14,197,000,000	29++	$6,679,200,000	14	$2,652,900,000
Kevin Murphy	23*	$15,190,200,000	24+	$5,008,900,000	17***	$7,240,000,000

*	4 accounts, with total assets of $1,804,900,000, pay an advisory fee based on account performance.

**	1 accounts, with total assets of $88,500,000, pay an advisory fee based on account performance.

***	1 accounts, with total assets of $486,500,000 pay an advisory fee based on account performance.

+	2 accounts, with total assets of $159,500,000 pay an advisory fee based on account performance

++	3 accounts, with total assets of $290,200,000, pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

• :	Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Atkin, Michael J.	2013	•
	2012	•

Kohli, D. William	2013							•
	2012	•

Murphy, Kevin F.	2013	•
	2012	•

Salm, Michael V.	2013						•
	2012	•

Scanlon, Paul D.	2013	•
	2012	•

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 – August 31, 2013	1,487,273	$5.29	1,487,273	9,100,016
September 1 – September 30, 2013	1,636,785	$5.35	1,636,785	7,463,231
October 1 – October 7, 2013	—	—	—	7,463,231
October 8 – October 31, 2013	2,067,043	$5.35	2,067,043	11,466,097
November 1 – November 30, 2013	304,609	$5.47	304,609	11,161,488
December 1 – December 31, 2013	1,188,972	$5.46	1,188,972	9,972,516
January 1 – January 31, 2014	821,939	$5.50	821,939	9,150,577
February 1 – February 28, 2014	770,827	$5.49	770,827	8,379,750
March 1 – March 31, 2014	1,183,891	$5.53	1,183,891	7,195,859
April 1 – April 30, 2014	1,098,474	$5.57	1,098,474	6,097,385
May 1 – May 31, 2014	752,097	$5.57	752,097	5,345,288
June 1 – June 30, 2014	1,018,604	$5.61	1,018,604	4,326,684
July 1 – July 31, 2014	900,481	$5.58	900,481	3,426,203

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 14,194,305 of its shares. The program renewed by the Board in September 2012, which remained in effect between October 8, 2012 and October 7, 2013, allowed the fund to repurchase up to 14,202,446 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows the fund to repurchase up to 13,533,140 of its shares.

**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

In September 2014, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date September 26, 2014